[VAN ECK CHUBB FUNDS LOGO]      Annual Report 1997



                       Money Market Fund | Government Securities Fund
Total Return Fund | Tax-Exempt Fund | Growth and Income Fund
                                  Capital Appreciation Fund | Global Income Fund

                              VAN ECK/CHUBB FUNDS

Dear Fellow Shareholder:

We are pleased to announce that on October 1, 1997, Chubb Asset Managers formed a strategic alliance with Van Eck Global, a financial services and investment management firm with more than 40 years of experience. Renamed the Van Eck/Chubb Funds under the new Van Eck Partnership Series, your Funds will benefit from the association of two great traditions: the 116-year-old Chubb organization and Van Eck Global, a leading manager of specialty asset classes. Founded in 1955 by John van Eck, Van Eck Global offers investors expertise in the areas of global hard assets, global real estate and emerging markets, among others. Together, the two firms provide complementary investment approaches and financial products for investors.

The goal of this partnership is to promote the marketing and sales of your Funds through Van Eck Global's distribution channels; this should foster broader investment opportunities for the Funds and ultimately contribute to shareholder value. Chubb Asset Managers will continue to be responsible for the daily portfolio management of the Funds and, as always, we will continue to invest your money as mandated in each Fund's prospectus. We maintain our commitment to pursuing the consistent, value-oriented, risk-averse investment style that has been the key to the Funds' success and which helped all seven Funds post positive results in 1997.

Investors will continue to benefit from our significant presence as a major institutional investor. In addition to your Funds, we manage Chubb Corporation's approximately $14 billion in invested assets. In managing all portfolios, we adhere to the same philosophy: understanding an investment's downside risk is central to determining its upside potential.

The following is a review of the events that shaped 1997, along with an overview of the markets in which the Funds invest: the U.S. equity and bond markets, and global bond markets.

A REVIEW OF FINANCIAL MARKETS

Nineteen ninety-seven was an outstanding year for investors in both the equity and fixed income markets. This also holds true for shareholders of the seven Van Eck/Chubb Funds; a comprehensive review of each Fund, including its performance, is included in the pages that follow.

ASIA'S ECONOMIC AND FINANCIAL TURMOIL

The growing problems in Asia proved to be the dominant investment story of this past year. What started as isolated local difficulties among the Southeast Asian countries in early summer spread throughout Asia as the year progressed. Although the specifics vary by country, one problem common to all was excessive foreign currency borrowing to fund inefficient capital spending. Throughout Asia, currencies, equities and economies were battered. By October, the turmoil had moved north to Hong Kong, South Korea and Japan, causing equities to decline around the world. Many stock markets were hard hit by Asia's financial crisis in the fourth quarter, including those of Japan, the Pacific Rim, as well as parts of Latin America. By contrast, the U.S. and European stock markets were more resilient and thus able to recover from initial bouts of investor anxiety. Even with bail-out packages in place from the International Monetary Fund (IMF), investors have been reluctant to return to Asia; rather, they await positive signs of economic and fiscal reform, and a move toward freer markets.

U.S. EQUITY MARKETS

The impact of Asia's troubles aside, U.S. financial markets were supported this past year by the healthy U.S. economy, which enjoyed its seventh consecutive year of expansion. This represents the longest period of peacetime prosperity since World War II. Persistently low inflation buoyed markets; the rate of inflation, as measured by the consumer price index (CPI), fell to 1.8% by year end. This marked a new low in this economic cycle, despite robust gross domestic product (GDP) growth of 4% and the highest level of employment in 24 years. The long-term global disinflationary trend, coupled with the fourth-quarter crisis in Asia, helped quell upward pressure on U.S. prices throughout the year. This combination of steady growth and low inflation enabled the Federal Reserve to take a more measured approach to monetary policy in 1997; it increased short-term rates just once, by 0.25% in March.

The U.S. stock market, propelled by strong earnings growth and the favorable economic environment, reached record highs in 1997, with the S&P 500 Index up 33.4% and the Dow Jones Industrial Average gaining 25.0%. For the three years ending December 31, 1997, the stock market (S&P 500) gained 125%--more than doubling in value. Going forward, perhaps some perspective is judicious, particularly for the great number of investors new to the stock market. These heady gains are aberrant in this century: the 31.1% compound average annual rate of return experienced in the past three years, and even the 17.5% annual return for the past 15 years, far exceed the 10% average annual rise of equities that investors have experienced in the 60-odd years since the Great Depression. In addition, last year's extremely strong equity returns were accompanied by increased volatility, nearly twice as much as in 1996. We expect stock market gains to be less dramatic and for equities to remain volatile in 1998.

GLOBAL BOND MARKETS

Bond markets around the world--excluding those in Asia--also had a solid year, benefiting from low inflation, moderate economic growth and supportive monetary policies from central banks. While the UK and Italian bond markets took top honors, the U.S. bond market also did well. Asia's crisis precipitated a flight-to-quality among bond investors and helped push the yield of the bellwether 30-year U.S. Treasury bond below 6.0% by year end. In addition, both the U.S. dollar and the UK's sterling gained strength due to the relative attractiveness of U.S. and UK interest rates in the first half and at year end, following the flight of capital from beleaguered Asian investors. Also, the shrinking U.S. federal budget deficit continued to support the U.S. dollar and to favor the supply/demand fundamentals of bonds. Finally, European bond markets performed well as the region continued to progress toward European Monetary Union.

THE OUTLOOK

Although the full impact of Asia's financial crisis has yet to be felt, we anticipate moderate economic growth of about 2.5% in the U.S., which should support moderate global economic growth. We are somewhat cautious about the short-term prospects for financial markets, which will continue to be volatile, but we believe that the environment of low inflation, slower growth and solid earnings growth will provide many investment opportunities.

Our bottom-up stock selection process will be particularly important in this unpredictable environment. In-depth research of each individual company will be critical in accurately assessing the repercussions of Asia's troubles--repercussions that cannot be broad-brushed across industry sectors.

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

We still remain optimistic about the long-term outlook for financial markets, both equity and fixed income securities. For equities in particular, a growing number of American baby-boomers are contributing to the steady flow of money into common stocks via mutual funds and retirement vehicles, particularly 401(k) plans. These savings represent long-term commitments to the markets; we believe this phenomenon has created broad support for financial assets.

All of us at Van Eck/Chubb Funds wish you a healthy and prosperous 1998. If you have any questions regarding the new partnership with Van Eck Global, please contact Marketing and Sales Support at (800) 826-2333.

                               /s/ MICHAEL O'REILLY
                               Michael O'Reilly
                               President
                               Van Eck/Chubb Funds
                               President and
                               Chief Operating Officer
[PHOTO]                        Chubb Asset Managers, Inc.


January 27, 1998

                        VAN ECK/CHUBB MONEY MARKET FUND

The Van Eck/Chubb Money Market Fund seeks to provide the highest possible level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term high-grade debt obligations.

We are pleased to report that in 1997 the Van Eck/Chubb Money Market Fund continued to meet its objectives as an investment that provides a high degree of safety and daily liquidity. The Fund's seven-day average yield was 4.94%* and its 30-day average yield was 4.91% on December 31, 1997; total net assets were $9.4 million at year end.

THE YEAR IN REVIEW

In 1997, yields on three-month U.S. Treasury bills averaged 5.20%, peaking at 5.40% in late March and at year end, and dipping to 4.85% in early June. In the first part of the year, the Federal Reserve made a proactive move to combat signs of accelerating wage inflation by raising the federal funds target rate from 5.25% to 5.50%. However, shortly thereafter new data indicated that wages were not accelerating and that economic growth was moderate. In response, money market yields declined. Lower rates were also supported by the government's slight reduction in new issuance because of the shrinking U.S. federal budget deficit.

Events in the second half of the year were dominated by Asia's unfolding financial crisis. By year end, money market yields were on the rise again as central banks in Asia sold or redeemed Treasury bills in order to defend their devalued currencies.

INVESTMENT STRATEGY

The Fund's Manager selects a diversified group of securities for the Fund's portfolio, including bank certificates of deposit, short-term corporate debt and U.S. Treasury bills, notes and bonds. Selections are made based on an analysis of rates, the specific terms of the securities, and the ease with which securities may be bought and sold. Capitalization, earnings liquidity and other fundamental conditions of the issuers are also considered when selecting securities for the Fund.

The objective of the Fund is to provide an investment vehicle that minimizes credit-quality risk and net asset fluctuations. The Fund continues to meet this objective by investing in high-quality short-term investment vehicles. Currently, we continue to feel it is prudent to invest primarily in government and quasi-government securities (taking into account the narrow yield differential between U.S. Treasury bills and lesser-quality alternative investments, such as commercial paper).

The Van Eck/Chubb Money Market Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other Van Eck/Chubb or Van Eck Funds.**

We appreciate your participation in the Van Eck/Chubb Money Market Fund and we look forward to helping you meet your investment objectives in the future.

                               /s/ THOMAS J. SWARTZ, III
                               Thomas J. Swartz, III
                               Vice President
[PHOTO]                        Chubb Asset Managers, Inc.

January 27, 1998

------------

 *PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE
  RESULTS.

**Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Van Eck/Chubb or Van Eck Funds, and the Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND

The Van Eck/Chubb Government Securities Fund seeks to earn as high a level of income as is consistent with safety of principal by investing exclusively in debt obligations issued, guaranteed or collateralized by the U.S. government, its agencies or instrumentalities.

We are pleased to report that for the year 1997 the Van Eck/Chubb Government Securities Fund posted a 9.4%* total return, which reflects both the reinvestment of monthly dividends and share price appreciation. Our conservative maturity strategy and prudent security selection helped us to outperform both the Lipper General and Intermediate U.S. Government Fund Indices for the fourth consecutive year; in 1997, the Indices gained 8.8% and 8.2%, respectively.

THE YEAR IN REVIEW

For U.S. fixed income markets, last year represented another battle between cyclical and secular forces and, in the end, the secular forces won out. Cyclical forces refer to those elements that build up as a business cycle progresses, while secular forces are those influences representing longer-term trends that appear to occur across more than one business cycle. This past year, the convergence of these dueling forces created a bewildering environment: a strong late-cycle economy with high levels of employment, accompanied by steadily declining--rather than accelerating--inflation and commodity prices.

Based on conventional wisdom, cyclical forces should have exerted upward pressure on interest rates and inflation in 1997. These included the prolonged economic expansion (now in its eighth year), the strength of the economy, the tight labor market, and rising domestic capacity utilization rates. Early in the year, the Federal Reserve responded to these cyclical inflationary forces by tightening monetary policy; on March 25, the Fed raised the federal funds target rate from 5.25% to 5.50%. Shortly thereafter interest rates rose modestly. However, to the surprise of many economists and market participants, inflation (which erodes bond values when rising) not only did not rise during the rest of the year, but continued to drop, reaching a 32-year low of 1.8% by year end. Rates on fixed income securities along the entire yield curve fell for most of 1997, with the exception of early April. The fourth quarter saw the most dramatic declines, particularly for long-term bond yields, which fell more than their short-term counterparts, resulting in a flattening of the yield curve.

In the end, it was the secular forces that proved dominant and helped to move inflation lower, despite the cyclical influences. These forces included the disinflationary impact of increased global competition and greater productivity and capacity worldwide--a trend that has been gathering momentum for most of the 1990s following the fall of communism and the subsequent democratization of economies and the liberalization of markets. In addition, the slowdown in global growth resulting from Asia's debt and financial crisis has also helped suppress global inflation pressures, particularly in the U.S., thus pushing yields lower. In October, shortly after global stock markets were hard hit by Asia's ills, a flight-to-quality ensued among bond investors eager to trade high-risk, high-yielding issues for the relative safety of low-risk, high-quality government bonds; given this, U.S. long-term bonds enjoyed a strong rally going into the new year.

THE OUTLOOK

Looking ahead, we continue to see good value in the U.S. bond market. Many of the supports that were in place this past year remain in place in 1998. These include low inflation, a shrinking U.S. federal budget deficit (with the possibility of a surplus), demographic trends that encourage savings, a highly valued and volatile stock market that may result in asset allocation shifts to bonds, and, finally, historically attractive real interest rates (i.e., nominal rates adjusted for inflation). This final point is the key to determining whether or not there is value in the bond market. For example, at year end, trailing twelve-month inflation was 1.8%, as measured by the consumer price index (CPI), and the bellwether 30-year U.S. Treasury bond yielded 5.9%; this translates into a real interest rate of 4.1% (5.9% minus 1.8%). Prior to 1980, real interest rates rarely topped 3%, indicating that current real interest rates have further room to fall; this is true in part because markets and investors have yet to shake off the residual high-inflation fears of the 1970s, despite more than 18 years of persistently low inflation. Given our positive outlook, we believe that a core asset allocation to high-quality fixed income securities continues to make very good sense.

We would like to thank you for your investment in the Van Eck/Chubb Government Securities Fund and we look forward to helping you meet your investment objectives in the future.

                               /s/ NED GERTSMAN                                          /s/ PAUL R. GEYER
                               Ned I. Gerstman                                           Paul R. Geyer
                               Senior Vice President                                     Vice President
[PHOTO]                        Chubb Asset Managers, Inc.       [PHOTO]                  Chubb Asset Managers, Inc.

January 27, 1998

                   *VAN ECK/CHUBB GOVERNMENT SECURITIES FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                      1 YEAR         5 YEARS       10 YEARS
VE/C GOV'T SECURITIES FUND (w/o sales charge)+    9.4%            7.0%          9.0%
VE/C GOV'T SECURITIES FUND (w/ sales charge)+     6.2%            6.3%          8.7%
LEHMAN BROS GOV'T BOND INDEX                      9.6%            7.3%          8.9%
LIPPER GENERAL U.S. GOV'T FUND INDEX              8.8%            6.0%          7.8%

                VE/C             Lehman Brothers     Lipper General
        Gov't Securities Fund      Gov't Bond          U.S. Gov't
          (w/ sales charge)          Index             Fund Index
                9699                10000

1987            9745                10119                10133

               10139                10453                10472
               10291                10552                10571
               10551                10730                10745
1988           10591                10831                10808

               10731                10945                10893
               11536                11826                11665
               11654                11923                11741
1989           12124                12372                12149

               11985                12219                11995
               12419                12646                12376
               12502                12751                12448
1990           13202                13452                13122

               13449                13743                13406
               13583                13929                13551
               14456                14725                14325
1991           15311                15515                15043

               14815                15243                14774
               15542                15843                15317
               16468                16625                15917
1992           16450                16632                15961

               17002                17383                16526
               17503                17887                16943
               17690                18467                17342
1993           17978                18405                17289

               17487                17850                16749
               17298                17646                16423
               17352                17720                16446
1994           17377                17784                16469

               18295                18621                17213
               19307                19776                18167
               19614                20125                18485
1995           20417                21044                19259

               20063                20568                18800
               20095                20665                18816
               20447                21014                19113
1996           21068                21628                19646

               20897                21452                19485
               21687                22196                20159
               22403                22940                20786
1997           23056                23701                21377

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS DECEMBER 1, 1987.

+ Returns for the Van Eck/Chubb Government Securities Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 3.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Government Securities Fund at its inception with a similar investment in the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE LEHMAN BROTHERS GOVERNMENT INDEX AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB TOTAL RETURN FUND

The Van Eck/Chubb Total Return Fund seeks to provide both income and capital appreciation by investing in a strategic combination of high-quality bonds and the common stocks of both large-and medium-capitalization companies, selected with a value approach. The Fund's Managers monitor and adjust the asset mix based on analysis of the financial markets. In ordinary markets, about 60% to 70% of the Fund's assets will be invested in common stocks.

The Van Eck/Chubb Total Return Fund had an excellent year in 1997, returning 24.1%*. This compares very favorably to its peer group of mutual funds, which returned on average 20.1% as measured by the Lipper Balanced Fund Index. The Fund's solid performance reflects the strength of both U.S. equity and fixed income securities this past year. The U.S. stock market was up 33.4%, as measured by the S&P 500 Index, and quality U.S. government and corporate bonds gained 9.6%, as measured by the Salomon Smith Barney Broad Investment-Grade Bond Index.

REVIEW OF U.S. EQUITY AND BOND MARKETS

It was a good year for U.S. financial assets in 1997, with investors in both common stocks and bonds enjoying positive results. Inflationary pressures continued to be non-existent and, in fact, by year end inflation had dipped to 1.8%. This was quite remarkable given the economy's steady growth and the high levels of employment in what was the seventh year of a record-setting expansion. The favorable economic environment helped equity markets--for the third year in a row--reach record highs, but at the cost of significant volatility. Daily price gyrations of 1% or more occurred on nearly twice as many days last year as in 1996. In October alone, the U.S. market declined 10% as part of the global sell-off of equities that followed Asia's meltdown. Nonetheless, many industries enjoyed robust gains in 1997, particularly the financial services, pharmaceuticals and technology sectors.

Bond investors were also well rewarded in 1997. Declining interest rates drove the yield on the bellwether 30-year U.S. Treasury bond below the 6.0% mark by year end. The Federal Reserve raised short-term rates once during the year, hiking the federal funds target rate from 5.25% to 5.50% in March in response to strong economic growth of 4.0%. Thereafter, economic growth was more subdued--helped in large part by the tempering impact of Asia's problems--and the Fed left rates unchanged for the remainder of the year.

FUND REVIEW

We began the year with approximately 68% of your Fund's total net assets invested in common stocks and 30% in U.S. bonds. By the end of 1997, the Fund's composition had changed to 64% of total net assets invested in common stocks, 26% in U.S. government obligations and 9% in high-grade corporate bonds.

As you can see, we maintained a heavy bias in favor of common stocks last year as equities continued to outperform bonds--a trend that has been in place for most of this decade. Within the Fund's fixed income component, we continued to favor intermediate maturity bonds that offered income and capital appreciation potential.

Throughout the year, we took advantage of the increased stock market volatility to make shifts in the portfolio's common stock holdings, seeking out those companies that were selling at a significant discount to the broad market averages on their earnings multiples, yet with above-average future growth prospects. These included Crown Cork and Seal, Banc One, AlliedSignal, United Technologies, Columbia/HCA Healthcare, CSX Corporation, Federated Department Stores and IMC Global. In addition, we eliminated the Fund's positions in Philip Morris Companies, Ultramar Diamond Shamrock and Circuit City Stores.

THE OUTLOOK

The underpinnings of the U.S. economy remain sound, with moderate growth, low interest rates and dormant inflation; this will provide a very supportive environment for financial assets. We are somewhat cautious going forward, given that the full impact of Asia's problems has yet to be felt. For equity markets, we believe that the market will broaden in the coming year to include stocks across the full capitalization spectrum; the market had narrowed considerably by year end as nervous investors sought protection from Asia's fallout by shifting investments to the largest capitalization companies--many with market capitalizations in excess of $100 billion. Finally, we continue to see good value in high-quality government and corporate bonds and believe that yields have additional room to fall, providing opportunities for capital appreciation.

We would like to thank you for your investment in the Van Eck/Chubb Total Return Fund and we look forward to helping you meet your investment objectives in the future.

                         /s/ MICHAEL O'REILLY
                         Michael O'Reilly
                         President
                         Van Eck/Chubb Funds                                       /s/ ROBERT WITKOFF
                         President and                                             Robert Witkoff
                         Chief Operating Officer                                   Senior Vice President
[PHOTO]                  Chubb Asset Managers, Inc.       [PHOTO]                  Chubb Asset Managers, Inc.

January 27, 1998

                       *VAN ECK/CHUBB TOTAL RETURN FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                      1 YEAR         5 YEARS       10 YEARS
VE/C TOTAL RETURN FUND (w/o sales charge)+        24.1%           15.6%         14.5%
VE/C TOTAL RETURN FUND (w/ sales charge)+         17.9%           14.4%         13.9%
S&P 500 INDEX                                     33.4%           20.3%         18.1%
LIPPER BALANCED FUND INDEX                        20.1%           13.2%         12.9%

                VE/C                                     Lipper
          Total Return Fund         S&P 500             Balanced
          (w/ sales charge)          Index             Fund Index
                $ 9497              10000                10000
 Dec 1987         9734              10761                10567

 Mar 1988         9990              11373                11021
 Jun 1988        10607              12131                11459
 Sep 1988        10353              12172                11523
 Dec 1988        10546              12548                11748

 Mar 1989        10950              12438                12223
 Jun 1989        11739              14624                13088
 Sep 1989        12797              16190                13861
 Dec 1989        13228              16524                14062

 Mar 1990        13237              16027                13733
 Jun 1990        13868              17035                14367
 Sep 1990        12698              14694                13205
 Dec 1990        13178              16011                14154

 Mar 1991        14346              18337                15628
 Jun 1991        14889              18295                15670
 Sep 1991        15609              19273                16661
 Dec 1991        17034              20889                17810

 Mar 1992        16990              20361                17600
 Jun 1992        16990              20748                17882
 Sep 1992        17363              21402                18445
 Dec 1992        18239              22480                19138

 Mar 1993        19101              23462                20039
 Jun 1993        19382              23576                20449
 Sep 1993        20182              24185                21197
 Dec 1993        20800              24746                21426

 Mar 1994        20221              23807                20772
 Jun 1994        20057              23908                20615
 Sep 1994        20478              25077                21218
 Dec 1994        19918              25073                20988

 Mar 1995        21410              27514                22254
 Jun 1995        23580              30141                23812
 Sep 1995        25104              32536                25090
 Dec 1995        25904              34494                26211

 Mar 1996        26377              36346                26797
 Jun 1996        27210              37977                27341
 Sep 1996        27673              39151                28058
 Dec 1996        30318              42414                29621

 Mar 1997        30479              43551                29749
 Jun 1997        34529              51155                32936
 Sep 1997        38173              54987                35051
 Dec 1997        37623              56565                35559

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS DECEMBER 1, 1987.

+ Returns for the Van Eck/Chubb Total Return Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 5.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Total Return Fund at its inception with a similar investment in the S&P 500 Index and the Lipper Balanced Fund Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE S&P 500 INDEX AND THE LIPPER BALANCED FUND INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TAX-EXEMPT FUND

The Van Eck/Chubb Tax-Exempt Fund seeks a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund's Managers apply rigorous credit analysis in selecting tax-exempt bonds across the U.S., with emphasis on investment-grade issues.

We are pleased to inform you that the Van Eck/Chubb Tax-Exempt Fund posted positive results for the year, gaining 8.7%*. This total return figure reflects both the reinvestment of monthly dividends and price appreciation. The Fund's performance compares favorably both to the benchmark Lehman Brothers Municipal Bond Index, which had a total return of 9.2%, and to its peer mutual funds, as measured by the Lipper General Municipal Debt Fund Index, which gained 9.0%.

A REVIEW OF THE MUNICIPAL MARKET

The year was a good one for fixed-income investors, including holders of municipal bonds. The technical factors that helped propel long-term U.S. Treasury bond yields to historically low levels by year end also drove down municipal bond yields, thus boosting prices. Last year's declining interest rates were the result of a few surprises: the persistently low levels of inflation, the shrinking U.S. federal budget deficit, and the turmoil in Asia. Prices continued to be well behaved, despite the backdrop of a buoyant economy, characterized by high levels of employment and solid gross domestic product
(GDP) growth of 4.0% for the year. Another surprise last year was the unexpected decline in the U.S. federal budget deficit. While the Congressional Budget Office predicted a 1997 deficit of $124 billion, this was five times greater than the actual tally of $22 billion for the 12 months ended September 30. Finally, few anticipated the extent of Asia's economic and financial crisis and the volatility it would create in global financial markets. In response to the crisis, nervous investors precipitated a flight-to-quality in the fourth quarter, increasing the demand for U.S. Treasuries and helping the yield of the bellwether 30-year U.S. Treasury bond to fall below 6.0%.

Taking a look at municipal bond activity, for the first nine months of 1997 long-term municipal bond yields fluctuated within a relatively narrow range. At the beginning of the year, the yield on the Bond Buyer 20-Bond General Obligation Index (BB20), a benchmark for municipal yields, was 5.66%. The yield reached a high of 5.88% on April 3, rising in response to reports of a slightly over-heating U.S. economy--due to perceived wage pressures--and the Federal Reserve's 0.25% hike in short-term rates on March 25. Municipal bonds rallied slightly in the spring and early summer, as economic growth continued without any additional inflation pressures. As with other bonds, the big move for municipal bonds came in the fourth quarter; prices rose steadily and the BB20 yield declined to 5.14% by year end. Even at these levels, municipals represented an attractive investment, offering 87% of the yield on Treasuries.

The dramatic decline in interest rates was responsible for another year of solid gains in municipal bond issuance. Volume in 1997, which grew 14% from 1996, was far in excess of expectations; outstanding municipal issues now account for some $1.2 trillion. Demand kept pace with supply throughout the year, particularly because municipal bonds continued to offer yields attractive relative to taxable yields (in the maximum 39.6% federal income tax bracket, a 5.00% tax-free municipal yield is equivalent to an 8.28% taxable yield). Furthermore, reflecting the strength of the nation's economy and improved fiscal discipline, the financial health of many of the nation's states has improved dramatically in recent years and credit ratings in many regions have been upgraded. More than 2,700 municipal issuers received credit-rating upgrades last year, creating the strongest credit-ratings environment in more than a decade. In addition, many municipalities have been eager to address their real infrastructure needs, despite ongoing pressures to keep taxes low.

FUND REVIEW

In managing your Fund, we employ the same disciplined strategy we use in managing the Chubb Corporation's $7.6 billion tax-exempt bond portfolio (which is one of the nation's largest municipal bond portfolios). Our position as a major institutional buyer benefits your Fund, as it gives us superior leverage and access to the best market-making and research capabilities in the municipal market. We are credit driven in our approach, closely monitoring leading economic indicators to help identify those areas of the country where trends are most favorable. In 1997, we favored the state of Texas and the Midwest region, particularly Indiana. Both Texas and Indiana enjoyed low tax burdens, favorable business environments and economic growth rates that continue to outpace other states. For example, Texas, which has no income tax, now ranks as the second-most populated state behind California (replacing New York) and has exceeded the national growth rate for more than seven consecutive years. We also liked New York State, as it has recently been upgraded and enjoyed a $1.9 billion operating surplus last year. New York City continues to benefit from improvements under the aegis of Mayor Giuliani, and from very high hotel occupancy rates and an improving tax environment. In general, many regions throughout the country are performing well, with solid revenue growth far exceeding estimates.

Finally, we employed a barbell strategy with regard to maturities toward year end; that is, we purchased higher-yielding bonds at the short-end of the maturity curve in order to achieve good incremental yields and acquired higher-grade bonds with longer maturities with an eye toward boosting total return performance. Going forward, this combined focus on yield and total return should help us perform relatively well in both up and down markets.

THE OUTLOOK

Going into 1998, the environment looks favorable for municipal bonds, although we do not expect returns to be quite as high as in 1997. Municipal bonds may enjoy increased flows as investors shy away from volatile equity markets, especially given the instabilities and unpredictability born from Asia's problems. As always, municipals are one of the few remaining shelters from income taxes. While marginal tax rates have fallen in the 1990s, overall effective taxes have increased, as the base for what is taxed has been broadened. Finally, economic fundamentals point to a continuation of steady, moderate growth with low inflation. This, along with stable long-term interest rates, improving credit trends and attractive real rates, bodes well for the future performance of the municipal bond market.

We thank you for your participation in the Van Eck/Chubb Tax-Exempt Fund and we look forward to helping you meet your investment goals in the future.

                               /s/ FREDERICK GAERTNER                                  /s/ THOMAS J. SWARTZ III
                               Frederick W. Gaertner                                   Thomas J. Swartz, III
                               Senior Vice President                                   Vice President
[PHOTO]                        Chubb Asset Managers, Inc.     [PHOTO]                  Chubb Asset Managers, Inc.

January 27, 1998

                        *VAN ECK/CHUBB TAX-EXEMPT FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                      1 YEAR         5 YEARS       10 YEARS
VE/C TAX-EXEMPT FUND (w/o sales charge)+          8.7%            6.7%          8.4%
VE/C TAX-EXEMPT FUND (w/ sales charge)+           5.4%            6.1%          8.1%
LEHMAN BROS MUNICIPAL BOND INDEX                  9.2%            7.4%          8.6%
LIPPER GENERAL MUNICIPAL DEBT FUND INDEX          9.0%            6.9%          8.3%

                VE/C            Lehman Brothers      Lipper General
           Tax-Exempt Fund         Municipal           Municipal
          (w/ sales charge)       Bond Index          Funds Index
                9699                10000
1987            9842                10145                10194

               10101                10494                10505
               10434                10697                10769
               10837                10972                11087
1988           11214                11176                11383

               11222                11250                11449
               12151                11916                12137
               12004                11924                12081
1989           12513                12382                12517

               12343                12437                12491
               12680                12728                12775
               12520                12735                12716
1990           13151                13284                13268

               13415                13585                13541
               13620                13875                13818
               14147                14414                14365
1991           14559                14897                14866

               14650                14942                14885
               15226                15508                15520
               15611                15920                15872
1992           15897                16210                16189

               16585                16811                16840
               17073                17361                17409
               17676                17948                17996
1993           17872                18200                18201

               16997                17201                17201
               17042                17391                17300
               17079                17510                17381
1994           16805                17259                17103

               17926                18479                18316
               18328                18925                18669
               18654                19470                19145
1995           19473                20273                20064

               19268                20028                19707
               19351                20182                19814
               19781                20646                20260
1996           20253                21172                20725

               20271                21122                20632
               20853                21849                21345
               21404                22508                21983
1997           22021                23119                22597

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS DECEMBER 1, 1987.

+ Returns for the Van Eck/Chubb Tax-Exempt Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 3.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Tax-Exempt Fund at its inception with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE LEHMAN BROTHERS MUNICIPAL BOND INDEX AND THE LIPPER GENERAL MUNICIPAL DEBT FUND INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND

The Van Eck/Chubb Growth and Income Fund seeks long-term capital appreciation by investing primarily in the stocks of leading large- and medium-capitalization U.S. companies. The Fund's Manager looks for value by investing in established companies that are selling at a discount to the market in terms of several valuation measures, including price-earnings multiples, and that have solid future prospects (future earnings growth above the S&P 500 Index). This strategy helps keep the Fund's volatility below that of the U.S. stock market. The Fund secondarily seeks a reasonable level of current income.

We are pleased to report that the Van Eck/Chubb Growth and Income Fund had a solid year in 1997, posting a total return of 25.9%*. This outpaces the 24.4% average return of the broader Lipper General Equity Fund Index, but slightly lags behind the 27.0% average return of the more specific Lipper Growth & Income Fund Index. At the same time, the unmanaged Dow Jones Industrial Average (DJIA) rose 25.0% and the S&P 500 Index gained 33.4%.

REVIEW OF U.S. EQUITY MARKETS

For the third consecutive year, U.S. equity markets were buoyed by a positive economic environment characterized by declining interest rates, steady economic growth and benign inflation. On average, most companies delivered solid corporate earnings, reflecting gains from increased productivity. Investors' voracious appetite for equities also propelled prices higher; this was particularly notable among baby boomers who continued to pour assets into retirement vehicles, especially 401(k)s. Financial services was the best-performing sector, benefiting from industry consolidation and declining interest rates; other outperforming industries included pharmaceuticals and technology. For the year, all the major equity indices posted double-digit returns in excess of 20%. This exuberance, however, was accompanied by greater price volatility; the DJIA fluctuated 1% or more during 80 trading days in 1997, compared to 43 days in 1996 and 18 days in 1995.

In 1997, the companies held by your Fund had a median market capitalization of approximately $4 billion. This placed the Fund at the smaller end of the large-capitalization spectrum, which ranges from about $2.5 billion to more than $100 billion. Through September 30, the stocks of smaller large-capitalization companies kept pace with their larger-capitalization brethren. However, as Asia's crisis deepened in the fourth quarter, investors gravitated toward the largest companies--in other words, those blue-chip companies with solid, household brand names, and some with capitalizations in excess of $100 billion, such as Coca-Cola and Gillette. Investors believed that these "mega-cap" companies would provide greater stability and protection from Asia's ills. This flight-to-perceived-quality helped the higher-capitalization weighted S&P 500 (up 2.9%) outperform its peers in the fourth quarter (and for the year), including the DJIA (down 0.01%), the mid-cap oriented Nasdaq Composite Index (down 6.8%), and the small-cap oriented Russell 2000 Stock Index (down 3.4%).

FUND REVIEW

Throughout the year, we took advantage of the increased market volatility to make shifts in the portfolio, seeking out those companies that were selling at a significant discount to the broad market averages on their earnings multiples, yet with above average future growth prospects. These included Crown Cork and Seal, Hasbro, Columbia/HCA Healthcare, Banc One, Praxair, United Technologies and IMC Global; in addition, we increased our positions in Black & Decker and Burlington Northern Santa Fe, among others. We sold those positions that no longer provided reasonable value, including Philip Morris Companies, Ultramar Diamond Shamrock, Progressive Corp. and Circuit City Stores.

THE OUTLOOK

Given the events of this past year, the shift in investor bias toward the mega-capitalization stocks was surprising. The larger-capitalization multinationals have greater exposure to difficulties abroad and are, therefore, more likely to be hurt by Asia's financial troubles than more domestically focused companies. Going forward, the market should broaden with stocks participating across the full capitalization spectrum as Asia's problems continue to unfold and investor nervousness abates. The underpinnings of the U.S. economy remain sound, with moderate growth, low interest rates and dormant inflation, all very supportive to financial assets.

In 1998, we will continue to follow our consistent investment strategy of choosing 40 to 50 equally weighted large-capitalization stocks, of staying fully invested regardless of short-term trends, and of minimizing the portfolio's overexposure to any one sector or industry. In response to the problems in Asia, we will selectively choose those multinationals selling at reasonable discounts that can rely on strong domestic positions to support their overseas growth initiatives.

We would like to thank you for your investment in the Van Eck/Chubb Growth and Income Fund and we look forward to helping you meet your investment objectives in the future.

                               /s/ ROBERT WITKOFF
                               Robert Witkoff
                               Senior Vice President
[PHOTO]                        Chubb Asset Managers, Inc.

January 27, 1998

                     *VAN ECK/CHUBB GROWTH AND INCOME FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                      1 YEAR         5 YEARS       10 YEARS
VE/C GROWTH AND INCOME FUND (w/o sales charge)+   25.9%           18.2%         15.9%
VE/C GROWTH AND INCOME FUND (w/ sales charge)+    19.6%           17.0%         15.3%
S&P 500 INDEX                                     33.4%           20.3%         18.1%
LIPPER GROWTH & INCOME FUND INDEX                 27.0%           18.1%         16.0%

                VE/C                                     Lipper
        Growth and Income Fund      S&P 500          Growth & Income
          (w/ sales charge)          Index             Fund Index
                9497                10000
1987           10067                10761                10661

               10219                11373                11489
               10980                12131                12246
               10247                12172                12348
1988           10519                12548                12618

               11221                13438                13478
               12028                14624                14462
               13479                16190                15665
1989           13885                16524                15613

               14038                16027                15211
               14744                17035                15782
               13034                16694                13660
1990           13462                16011                14677

               14859                18337                16771
               15626                18295                16712
               16427                19273                17697
1991           17980                20889                18751

               18250                20361                18731
               17806                20748                18953
               17941                21402                19489
1992           19182                22480                20556

               20107                23462                21773
               20271                23576                22053
               21171                24185                23033
1993           22115                24746                23562

               21472                23807                22799
               21228                23908                22918
               21971                25077                23865
1994           21163                25073                23464

               22918                27514                25305
               25838                30141                27362
               28071                32536                29422
1995           28652                34494                30771

               29439                36346                32538
               30827                37977                33374
               31459                39151                34451
1996           35100                42414                37137

               35454                43551                37762
               41458                51155                43053
               46232                54987                46657
1997           44174                56565                47149

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS DECEMBER 31, 1987.

+ Returns for the Van Eck/Chubb Growth and Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 5.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Growth and Income Fund at its inception with a similar investment in the S&P 500 Index and the Lipper Growth & Income Fund Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE S&P 500 INDEX AND THE LIPPER GROWTH & INCOME FUND INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND

The Van Eck/Chubb Capital Appreciation Fund seeks long-term capital appreciation by investing primarily in equity securities of medium-capitalization U.S. companies representing sound value. At least 65% of the Fund's assets are invested in companies with market capitalizations between $500 million and $2.5 billion. These are companies that sell at a discount to the market in terms of several valuation measures, including price-earnings multiples, and that have solid future prospects (future earnings growth above the S&P 500 Index). They may possess one or all of the following characteristics: a strong balance sheet; new products or markets; streamlined or re-engineered operations; and/or improved management.

We are pleased to report that the Van Eck/Chubb Capital Appreciation Fund had an excellent year in 1997, posting a total return of 27.8%*. This far outpaces the Fund's mutual fund peer group as measured by the Lipper Mid Cap Fund Index, which returned 17.6%.

EQUITY MARKET REVIEW

U.S. equity markets were supported by a very positive economic environment in 1997, characterized by declining interest rates, steady economic growth and, paradoxically, benign inflation. On average, most companies delivered solid corporate earnings, reflecting gains from increased productivity. Investors' voracious appetite for equities also propelled prices higher. Financial services was the best performing sector, benefiting from industry consolidation and declining interest rates; other outperforming industries included pharmaceuticals and technology. For the year, all the major equity indices posted double-digit returns in excess of 20%, including the larger-cap oriented S&P 500 Index (33.4%) and the Dow Jones Industrial Average (DJIA, 25.0%), the mid-cap oriented Nasdaq Composite Index (22.0%), and the small-cap oriented Russell 2000 Stock Index (22.4%). This exuberance, however, was accompanied by greater price volatility; the DJIA fluctuated 1% or more during 80 trading days in 1997, compared to 43 days in 1996 and 18 days in 1995.

For the first nine months of 1997, the stocks of medium-sized companies kept pace with their larger-capitalization counterparts, helping your Fund to outperform its relevant benchmarks through September 30. However, in the fourth quarter as Asia's crisis deepened, investors gravitated toward larger companies--in other words, blue-chip companies with solid, household brand names and some with capitalizations in excess of $100 billion, such as Coca-Cola and Gillette. Investors believed that these "mega-cap" companies would provide greater stability and protection from Asia's ills. This flight-to-perceived-quality helped the higher-capitalization weighted S&P 500 (up 2.9%) outperform its peers in the fourth quarter (and for the year), including the DJIA (down 0.01%), the Nasdaq (down 6.8%) and the Russell 2000 (down 3.4%).

FUND REVIEW

Throughout the year, we continued to invest in those medium-capitalization companies that were selling, at minimum, 10% below their peak prices and at a discount to the market based on their price-earnings multiples, with future earnings growth above the S&P 500. We took advantage of the market's volatility to make shifts in the portfolio that contributed to its outperformance. Profits were taken by selling the Fund's positions in Suiza Food, Dime Bancorp, GreenPoint Financial and International Game Technology, among others, and redeployed into select holdings, including Champion Enterprises, Storage Technology, Brinker International, Echlin and Cleveland-Cliffs.

Following October's precipitous fall in equity prices, we aggressively sought out those attractive companies which had been particularly hard hit and were, therefore, significantly undervalued.

THE OUTLOOK

Financial assets should continue to be supported by the solid underpinnings of the U.S. economy, which include steady growth, low interest rates and dormant inflation. The shift at year end in favor of the stocks of mega-capitalization companies was surprising, given that the country's largest multinationals are more exposed to Asia's ills than are more domestically focused companies. Going forward, companies across the full capitalization spectrum should begin to participate more fully in the stock market, especially as Asia's problems continue to unfold and investors gain confidence.

Through our stock selection process we will continue to identify undervalued companies that may be benefiting from a restructuring and/or other catalysts that are unearthing its value. Finally, we remain confident that our disciplined individual stock selection process should continue to reward long-term investors.

We would like to thank you for your investment in the Van Eck/Chubb Capital Appreciation Fund and we look forward to helping you meet your investment objectives in the future.

                               /s/ ROBERT WITKOFF
                               Robert Witkoff
                               Senior Vice President
[PHOTO]                        Chubb Asset Managers, Inc.

January 27, 1998

                   *VAN ECK/CHUBB CAPITAL APPRECIATION FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                         1 YEAR       SINCE INCEPTION
VE/C CAPITAL APPRECIATON FUND (w/o sales charge)+    27.8%           25.6%
VE/C CAPITAL APPRECIATON FUND (w/ sales charge)+     21.4%           22.9%
S&P 500 INDEX                                        33.4%           29.0%
LIPPER MID CAP FUND INDEX                            17.6%           16.7%

             VE/C Capital                                Lipper
          Appreciation Fund         S&P 500             Mid-Cap
          (w/ sales charge)          Index             Fund Index
                 9497               10000                10000
 Sep 1995        9611               10422                10313
 Oct 1995        9525               10385                10066
 Nov 1995        9839               10841                10389
 Dec 1995        9933               11049                10494

 Jan 1996       10086               11426                10528
 Feb 1996       10096               11532                10963
 Mar 1996       10239               11643                11181
 Apr 1996       10526               11814                11804
 May 1996       10764               12119                12187
 Jun 1996       10946               12165                11781
 Jul 1996       10440               11628                10735
 Aug 1996       10803               11873                11364
 Sep 1996       11137               12541                12069
 Oct 1996       11634               12887                11815
 Nov 1996       12312               13861                12267
 Dec 1996       12668               13586                12202

 Jan 1997       12902               14435                12602
 Feb 1997       13428               14548                12124
 Mar 1997       12970               13951                11394
 Apr 1997       13345               14784                11605
 May 1997       14480               15684                12772
 Jun 1997       15033               16386                13202
 Jul 1997       15843               17690                14247
 Aug 1997       15823               16699                14161
 Sep 1997       16543               17614                15066
 Oct 1997       15931               17025                14274
 Nov 1997       15852               17813                14231
 Dec 1997       16188               18119                14346

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS SEPTEMBER 1, 1995.

+ Returns for the Van Eck/Chubb Capital Appreciation Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 5.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Capital Appreciation Fund at its inception with a similar investment in the S&P 500 Index and the Lipper Mid Cap Fund Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE S&P 500 INDEX AND THE LIPPER MID CAP FUND INDEX ARE UNMANAGED INDICES AND INCLUDE THE REINVESTMENT OF ALL DIVIDENDS, BUT DO NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB GLOBAL INCOME FUND

The Van Eck/Chubb Global Income Fund seeks capital appreciation, while emphasizing current income, by investing primarily in high-grade U.S. and international debt securities.

For the world's fixed income markets, 1997 was a year of solid performance in local currency terms, with the exception of Asian bond markets. The UK and Italian bond markets took top honors by rising 14.8% and 13.8%, respectively, in local currency terms. In general, persistent low inflation, moderate economic growth and supportive monetary policies from central banks buoyed markets. Your Fund's performance tends to benefit during periods of dollar weakness, thus the formidable strength of the greenback in 1997 reduced the Fund's results. For the year, the Van Eck/Chubb Global Income Fund returned 0.02%. This compares to the 0.23% return in U.S. dollar terms posted by the benchmark Salomon Smith Barney World Government Bond Index (WGBI). Since its inception (9/01/95), your Fund has matched the Index; both posted average annual returns of 3.9% for the period.

REVIEW OF GLOBAL BOND MARKETS

Four key themes affected fixed income markets in 1997: 1) the convergence of European interest rates in anticipation of European Monetary Union (EMU); 2) the turmoil in Asia; 3) the strong U.S. dollar and UK pound sterling; and 4) the enduring trend of global disinflation.

1. EUROPEAN MONETARY UNION

The interest rate convergence theme dominated the early part of 1997 as Europe continued its steady march toward EMU, slated by the Maastricht treaty to begin in January 1999. This event has forced a narrowing in the spreads among European rates in anticipation of a single currency, the "euro." Higher rates in the peripheral riskier European countries (such as Spain and Italy) declined steadily toward the lower core European rates. This helped the Italian bond market outperform the region.

2. TURMOIL IN ASIA

In the second half of the year, Asia's debt and currency crisis eclipsed the EMU story. What began as a contained local crisis in Southeast Asia following Thailand's July decision to let its currency (the baht) float, soon spread throughout Asia. Currencies in the region plunged as much as 50% against the U.S. dollar and financial markets were hard hit, including those in Hong Kong, South Korea and Japan. In response, bond investors moved away from high-risk, high-yielding issues toward the relative safety of low-risk, high-quality government bonds, particularly U.S. Treasury bonds. This flight-to-quality helped push the bellwether 30-year U.S. Treasury bond to near record lows by year end (5.9%).

3. THE STRONG U.S. DOLLAR AND UK POUND STERLING

The U.S. dollar and the UK pound sterling were the strongest of the major currencies in 1997, both gaining some 13% against their trading partners' currencies. Through midyear, the relatively rapid economic growth and high interest rates of both the U.S. and UK attracted capital flows into their currencies. In the third quarter, however, expectations changed as investors mistakenly anticipated accelerating growth in Europe as they had done earlier with Japan and this caused the dollar and sterling to weaken sharply. In the final quarter, the dollar and sterling rebounded as mounting evidence showed that growth, particularly in the U.S., was continuing at a rapid tempo. Moreover,

Asia's serious problems were accompanied by sharply falling exchange rates, most notably among the former dollar "pegs," reflecting the significant flight of capital into the government bonds of safer, more developed countries, especially the U.S. By year end, both the dollar and sterling had recaptured lost ground, although not enough to attain their midyear peaks against the Deutschemark and other European currencies. By contrast, the yen reached new lows in the final weeks of the year as it became clear that a series of fiscal boosts was doing little to lift Japan out of near recession.

4. THE GLOBAL DISINFLATION TREND

The benign inflation that we have been experiencing in the U.S. reflects a broader global disinflationary trend that has been going on for much of the decade. We are in the midst of an historic era of market transformation as free trade helps open many of the world's formerly closed markets, including those in the former Soviet Union, parts of Eastern Europe and Asia. As a result, all of these regions have grown increasingly dependent on outside trading partners. Declining inflation reflects efficiency gains that are being made around the world through the deployment of productivity-enhancing technology and increased competition; excess capacity in many commodities is also exerting downward pressure on prices. In addition, the fall of communism has provided a ready supply of low-cost labor in many regions, particularly in Eastern Europe and Asia. At the same time that costs have stayed low, the quality of services and goods across the globe has improved greatly.

The dampening impact of Asia's plight added further fuel to this global disinflationary trend. In the U.S. specifically, it helped offset upward pressure on prices that had appeared earlier in the year. Although the Federal Reserve did increase rates once in 1997 (by 0.25% in March), the Fed left rates unchanged for the balance of the year. We do not expect the Fed to raise rates again in the near future--this is good news for fixed income markets. Furthermore, while yields have fallen in the U.S. and elsewhere in the developed world, bond markets continue to look attractive, as real interest rates (i.e., nominal rates adjusted for inflation) remain high and have additional room to fall.

FUND REVIEW

For the better part of the first three quarters of 1997, the Fund's investments favored the U.S. dollar, the UK pound sterling and relatively long-bond maturities, compared to the Salomon Smith Barney WGBI; thus, your Fund benefited from a strategy that exploited the prevailing trends. Investments were also selectively made in securities with exposure to the emerging markets of Brazil, Mexico, Russia and Eastern Europe. The Fund's holdings of Japanese bonds were kept at a minimum throughout the year given their unattractive yields.

During the fourth quarter, we adjusted our investment strategy in response to the rapidly changing economic cross-currents and growing uncertainty. Options were used to earn premium income and to exploit the cloudier currency trends, whilst retaining some of the gains made earlier in the year. As the year closed, cash levels were pruned and maturities lengthened, with the investment pattern favoring UK and U.S. bonds over Japanese, and to a lesser extent European, bonds.

THE OUTLOOK

In general, bond markets should benefit from the continuing global disinflation trend and somewhat slower growth precipitated by Asia's problems. The U.S. dollar is likely to remain strong because of continued rapid economic growth and, hence, relatively high interest rates. Both Japanese bonds and the yen are likely to remain unattractive, reflecting Japan's difficulty in resolving its long-term structural problems and a national propensity to over-save. Slowing growth in the UK, however, is likely to lead to a continuing rally in high-quality UK government securities. On the other hand, sterling could weaken as investors look beyond the peak, or near-peak, of UK interest rates, arguing for hedging sterling holdings into U.S. dollars as appropriate.

In Continental Europe, two influences will be paramount: slowly accelerating economic growth and EMU. As economic growth gathers steam, bond yields are likely to resist downward pressure from long-term disinflationary forces. European short-term interest rates must converge on a single rate by year end if the euro is to succeed; this, along with accelerated growth, may cause average interest rates to edge up later in 1998. The core European currencies may strengthen, given the prospect of firmer short-term rates and re-dispositions of currency holdings by central banks and major portfolio investors in favor of the euro. There is a reasonable chance that EMU may be delayed and a smaller possibility that it could be abandoned. Your Fund currently accommodates either contingency by emphasizing UK and German bonds and the Deutschemark.

Finally, the Fund's Managers will continue to keep the emerging markets under review. The recent sharp upward correction in emerging market yields and the improving external financing imbalances in the Far East imply better risk-return characteristics for the region.

We would like to thank you for your investment in the Van Eck/Chubb Global Income Fund and we look forward to helping you meet your investment objectives in the future.

                               /s/ ROGER C.P. BROOKHOUSE                                  /s/ MARJORIE D. RAINES
                               Roger C.P. Brookhouse                                      Marjorie D. Raines
                               Senior Vice President                                      Senior Vice President
[PHOTO]                        Chubb Asset Managers, Inc.     [PHOTO]                     Chubb Asset Managers, Inc.

                               /s/ EMMA C. FISHWICK
                               Emma C. Fishwick
                               Vice President
[PHOTO]                        Chubb Asset Managers, Inc.

January 27, 1998

                       *VAN ECK/CHUBB GLOBAL INCOME FUND:
                             PERFORMANCE COMPARISON

AVERAGE ANNUAL TOTAL RETURN                       1 YEAR     SINCE INCEPTION
VE/C GLOBAL INCOME FUND (w/o sales charge)+        0.02%          3.9%
VE/C GLOBAL INCOME FUND (w/ sales charge)+        -3.0%           2.6%
SALOMON SMITH BARNEY WORLD GOV'T BOND INDEX        0.2%           3.9%

              VE/C Global           Salomon
              Income Fund      Smith Barney World
           (w/ sales charge)    Gov't Bond Index
                 9699               10,000
 Sep 1995        9214               10,223
 Oct 1995        9748               10,299
 Nov 1995        9863               10,415
 Dec 1995       10015               10,524

 Jan 1996        9948               10,395
 Feb 1996        9827               10,342
 Mar 1996        9794               10,327
 Apr 1996        9833               10,286
 May 1996        9845               10,288
 Jun 1996        9891               10,369
 Jul 1996       10061               10,569
 Aug 1996       10107               10,610
 Sep 1996       10203               10,653
 Oct 1996       10389               10,852
 Nov 1996       10626               10,996
 Dec 1996       10613               10,907

 Jan 1997       10393               10,615
 Feb 1997       10431               10,536
 Mar 1997       10268               10,456
 Apr 1997       10225               10,364
 May 1997       10451               10,646
 Jun 1997       10590               10,773
 Jul 1997       10552               10,689
 Aug 1997       10536               10,682
 Sep 1997       10836               10,910
 Oct 1997       10708               11,136
 Nov 1997       10500               10,965
 Dec 1997       10614               10,932

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. COMMENCEMENT OF OPERATIONS SEPTEMBER 1, 1995.

+ Returns for the Van Eck/Chubb Global Income Fund reflect all recurring expenses and include the reinvestment of all dividends and distributions. The maximum sales charge is 3.0%.

This graph compares an initial $10,000 investment made in the Van Eck/Chubb Global Income Fund at its inception with a similar investment in the Salomon Smith Barney World Government Bond Index. The graph shows month-end net asset values; however, the net asset value fluctuates daily.

THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS AN UNMANAGED INDEX AND INCLUDES THE REINVESTMENT OF ALL DIVIDENDS, BUT DOES NOT REFLECT THE PAYMENT OF TRANSACTION COSTS, ADVISORY FEES OR EXPENSES THAT ARE ASSOCIATED WITH AN INVESTMENT IN THE FUND.

Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      (This page intentionally left blank)

VAN ECK/CHUBB FUNDS
PORTFOLIO COMPOSITION

VAN ECK/CHUBB MONEY MARKET FUND
% OF PORTFOLIO++

Short-Term Obligations:                  97.71%
Other Net Assets:                         2.29%


                PORTFOLIO QUALITY

                                         % OF
RATING                                 PORTFOLIO
 AAA                                     100.00%


                 AVERAGE YIELDS

SEVEN-DAY YIELD                      30-DAY SEC YIELD
   4.94%                                  4.91%


VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
% OF PORTFOLIO++

U.S. Government and Agency Obligations:  97.97%
Other Net Assets:                         2.03%

      DOLLAR WEIGHTED AVERAGE LIFE
              8.1 YEARS

          PORTFOLIO DURATION
              4.3 YEARS

           30-DAY SEC YIELD
                6.70%


++ As a percentage of total net assets at December 31, 1997.

VAN ECK/CHUBB FUNDS
PORTFOLIO COMPOSITION-CONTINUED


VAN ECK/CHUBB TOTAL RETURN FUND
% OF PORTFOLIO++

Common Stock:                   64.13%
U.S. Government Obligations:    25.53%
Corporate Bonds:                 8.84%
Other Net Assets:                1.5%

                                   % OF
TOP TEN EQUITIES                 PORTFOLIO
Progressive                        2.64%
Crown Cork And Seal                2.21%
Hasbro                             2.21%
Banc One                           2.17%
AlliedSignal                       2.10%
United Technologies                2.04%
YPF Sociedad ADR                   2.02%
Mellon Bank                        1.99%
Borg-Warner Automotive             1.97%
Columbia/HCA Healthcare            1.96%

                                   % OF
TOP TEN INDUSTRIES               PORTFOLIO
Banking                            7.47%
Financial Services                 5.63%
Insurance                          5.45%
Manufacturing                      4.15%
Electronics                        3.97%
Automotive Manufacturing           2.96%
Oil & Gas                          2.66%
Mining & Metals                    2.31%
Toys                               2.21%
Containers, Metals & Glass         2.21%


VAN ECK/CHUBB TAX-EXEMPT FUND
% OF PORTFOLIO++


Municipal Bonds:                  97.74%
Other Net Assets:                  2.26%



PORTFOLIO QUALITY

RATING                         % OF PORTFOLIO
     AAA                          39.95%
     AA                           19.87%
      A                           25.11%
     BBB                           6.13%
     BB                            6.46%
      B                              --
   Below B                           --
Not Available                      2.48%



    DOLLAR WEIGHTED AVERAGE MATURITY
               14.7 YEARS

           PORTFOLIO DURATION
                8.0 YEARS

            30-DAY SEC YIELD
                 4.01%


++ As a percentage of total net assets at December 31, 1997.

VAN ECK/CHUBB FUNDS
PORTFOLIO COMPOSITION-CONTINUED


VAN ECK/CHUBB GROWTH AND INCOME FUND
% OF PORTFOLIO++

Common Stocks:                         101%
Other Net Assets:                      (1)%




                                        % OF
TOP TEN EQUITIES                      PORTFOLIO
Hasbro                                  3.49%
Crown Cork And Seal                     3.45%
Owens-Illinois                          3.44%
Praxair Inc.                            3.37%
Columbia/HCA Healthcare                 3.28%
Banc One                                3.25%
Chase Manhattan                         3.05%
Ford Motor                              3.03%
UCAR International                      2.99%
Black & Decker                          2.92%



                                        % OF
TOP TEN INDUSTRIES                    PORTFOLIO
Banking                                 11.20%
Insurance                               10.37%
Financial Services                       9.75%
Building Materials & Tools               5.45%
Automotive Manufacturing                 4.70%
Manufacturing                            4.07%
Mining & Metals                          4.08%
Electronics                              4.03%
Toys                                     3.49%
Containers, Metals & Glass               3.45%


VAN ECK/CHUBB CAPITAL APPRECIATION FUND
% OF PORTFOLIO++

Common Stock:                          96.34%
Other Net Assets:                       3.66%

                                        % OF
TOP TEN EQUITIES                      PORTFOLIO
Champion Enterprises                    3.43%
Bard (C.R.)                             3.32%
Storage Technology                      3.28%
Brinker International                   3.28%
Cooper Tire & Rubber                    3.23%
Echlin                                  3.14%
Ametek                                  3.13%
American Bankers Insurance              3.04%
Harsco                                  2.91%
Cleveland-Cliffs                        2.87%


                                        % OF
TOP TEN INDUSTRIES                    PORTFOLIO
Restaurants                             5.80%
Industrials                             5.61%
Industrial Metals                       5.51%
Medical Products & Supplies             3.62%
Packaging & Containers                  3.52%
Building & Construction                 3.44%
Medical Supplies & Services             3.32%
Computer Network Products & Services    3.28%
Tire & Rubber Goods                     3.23%
Machinery                               3.21%


++ As a percentage of total net assets at December 31, 1997.

VAN ECK/CHUBB FUNDS
PORTFOLIO COMPOSITION-CONTINUED

VAN ECK/CHUBB GLOBAL INCOME FUND
% OF PORTFOLIO++


Government and Agency Obligation:     84.88%
Corporate Bonds:                       9.54%
Common Stock:                          0.34%
Other Net Assets:                      5.24%



TOP TEN COUNTRIES
United States
Germany
United Kingdom
Italy
France
Netherlands
Canada
Spain
Belgium
Russia


      PORTFOLIO DURATION
          6.0 YEARS

DOLLAR WEIGHTED AVERAGE MATURITY
          8.4 YEARS





At a Special Meeting of Shareholders of Van Eck/Chubb Funds, Inc. held on November 17, 1997, shareholders elected a Board of five Directors. The votes cast for and those that withheld authority to vote for each nominee were as follows:

DIRECTOR              VOTED FOR     WITHHELD AUTHORITY
------------------    ---------     ------------------
Jeremy H. Biggs       8,117,471           144,872
Wesley G. McCain      8,117,471           144,872
David J. Olderman     8,117,471           144,872
Michael O'Reilly      8,117,471           144,872
John C. van Eck       8,117,144           145,199

++ As a percentage of total net assets at December 31, 1997.

VAN ECK/CHUBB MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                                                                                    MARKET
                                                                    PRINCIPAL        VALUE
                                                                      VALUE        (NOTE B)
                                                                   -----------    -----------
SHORT-TERM OBLIGATIONS-97.71%
Federal National Mortgage Association Discount Note,
  6.00%, due 02/10/98..........................................    $ 4,600,000    $ 4,571,429
U.S. Treasury Bill, 5.20%, due 01/22/98........................      2,835,000      2,826,401
U.S. Treasury Bill, 5.18%, due 01/22/98........................      1,800,000      1,794,581
                                                                                  -----------
  TOTAL INVESTMENTS
   (Amortized Cost $9,192,411*).....................     97.71%                     9,192,411
Other assets less liabilities.......................      2.29                        214,995
                                                       --------                   -----------
  TOTAL NET ASSETS..................................    100.00%                   $ 9,407,406
                                                       ========                    ==========

------------
*Aggregate cost for Federal income tax purposes.

                       See notes to financial statements.

VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                                                                               MARKET
                                                              PRINCIPAL         VALUE
                                                                VALUE         (NOTE B)
                                                             -----------     -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS-97.97%
Federal National Mortgage Association, Pool #294290,
  9.000%, due 07/01/01...................................    $    22,144     $    23,161
Federal National Mortgage Association, Pool #282883,
  7.000%, due 05/01/24...................................        192,401         193,964
Federal National Mortgage Association, Pool #306175,
  7.000%, due 01/01/25...................................      2,826,936       2,849,905
Federal National Mortgage Association, Pool #251286,
  7.000%, due 11/01/27...................................      8,868,198       8,940,252
Federal Home Loan Mortgage Corporation, Series 1058 H
  8.000% due 04/15/21....................................        743,694         770,537
Government National Mortgage Association, Pool #166009,
  9.000%, due 06/15/16...................................         79,262          84,860
Government National Mortgage Association, Pool #780339,
  8.000%, due 12/15/23...................................      1,177,837       1,222,742
Government National Mortgage Association, Pool #402760,
  8.000%, due 08/15/25...................................      1,236,401       1,283,539
Tennessee Valley Authority, 6.235% due 07/15/45..........     10,000,000      10,248,500
U.S. Treasury Note, 10.375%, due 11/15/12................      3,125,000       4,155,275
U.S. Treasury Note, 6.250%, due 02/15/07.................      1,000,000       1,032,501
U.S. Treasury Note, 6.250%, due 10/31/01.................        285,000         290,076
                                                                             -----------
  TOTAL INVESTMENTS
   (Cost $30,486,916*)........................      97.97%                    31,095,312
Other assets less liabilities.................       2.03                        643,678
                                                  --------                   -----------
  TOTAL NET ASSETS............................     100.00%                   $31,738,990
                                                  ========                   ===========

------------
*Aggregate cost for Federal income tax purposes.

                       See notes to financial statements.

VAN ECK/CHUBB TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                            NUMBER        MARKET
                              OF           VALUE
        COMPANY             SHARES       (NOTE B)
-----------------------   ----------    -----------
COMMON STOCK-64.13%
             AEROSPACE & DEFENSE-0.34%
Raytheon Company Class
  A....................        3,440    $   169,646
                                        -----------
                 APPLIANCES-0.53%
Singer Co. N.V. .......       31,000        265,438
                                        -----------
          AUTOMOTIVE MANUFACTURING-2.96%
Chrysler Corp. ........       15,200        534,850
Ford Motor Co. ........       19,400        944,538
                                        -----------
                                          1,479,388
                                        -----------
       AUTOMOTIVE PARTS & ACCESSORIES-1.97%
Borg-Warner Automotive,
  Inc. ................       18,900        982,800
                                        -----------
                   BANKING-7.47%
Banc One Corp. ........       20,000      1,086,250
Chase Manhattan
  Corp. ...............        7,700        843,150
KeyCorp................       11,327        802,093
Mellon Bank Corp. .....       16,400        994,250
                                        -----------
                                          3,725,743
                                        -----------
           BUILDING & CONSTRUCTION-1.05%
Hanson plc, ADR........        1,687         38,906
Owens Corning..........       14,200        484,575
                                        -----------
                                            523,481
                                        -----------
         BUILDING MATERIALS & TOOLS-1.92%
Lafarge Corp. .........       32,500        960,781
                                        -----------
                  CHEMICALS-0.05%
Millennium Chemicals
  Inc. ................          964         22,714
                                        -----------
           CHEMICALS - FERTILIZER-0.98%
IMC Global, Inc. ......       15,000        491,250
                                        -----------
         CONTAINERS - METAL & GLASS-2.21%
Crown Cork and Seal....       22,000      1,102,750
                                        -----------
                 ELECTRONICS-3.97%
General Motors Corp.,
  Class H..............        6,100        225,319
Philips Electronics
  N.V. ................       15,200        919,600
Tektronix, Inc. .......       21,150        839,391
                                        -----------
                                          1,984,310
                                        -----------
                            NUMBER        MARKET
                              OF           VALUE
        COMPANY             SHARES       (NOTE B)
-----------------------     ------      -----------
         ELECTRONICS - SEMICONDUCTOR-1.59%
Avnet, Inc. ...........       12,000        792,000
                                        -----------
                   ENGINES-1.29%
Cummins Engine Co.,
  Inc. ................       10,900    $   643,781
                                        -----------
             FINANCIAL SERVICES-5.63%
First Chicago NBD
  Corp.+ ..............       10,860        906,810
Merrill Lynch & Co.,
  Inc..................       13,000        948,188
Paine Webber Group
  Inc..................       27,675        956,517
                                        -----------
                                          2,811,515
                                        -----------
               FOOD PROCESSING-0.96%
IBP, Inc. .............       23,000        481,563
                                        -----------
             HOSPITAL MANAGEMENT-1.96%
Columbia/HCA Healthcare
  Corp. ...............       33,000        977,625
                                        -----------
                  INSURANCE-5.45%
W.R. Berkley Corp. ....       13,200        579,150
Old Republic
  International
  Corp. ...............       22,200        825,563
Progressive Corp. .....       11,000      1,318,624
                                        -----------
                                          2,723,337
                                        -----------
                MANUFACTURING-4.15%
AlliedSignal Inc. .....       27,000      1,051,313
United Technologies
  Corp. ...............       14,000      1,019,375
                                        -----------
                                          2,070,688
                                        -----------
               MINING & METALS-2.31%
Carpenter Technology
  Corp. ...............       16,200        778,613
Cyprus Amax Minerals
  Co. .................       24,500        376,688
                                        -----------
                                          1,155,301
                                        -----------
           OIL & GAS - INTEGRATED-2.66%
Atlantic Richfield
  Co. .................        4,000        320,500
YPF Sociedad Anonima,
  ADR..................       29,500      1,008,531
                                        -----------
                                          1,329,031
                                        -----------
           PACKAGING & CONTAINERS-1.85%
Owens-Illinois,
  Inc.+................       24,400        925,675
                                        -----------

                       See notes to financial statements.

VAN ECK/CHUBB TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                            NUMBER        MARKET
                              OF           VALUE
        COMPANY             SHARES       (NOTE B)
-----------------------   ----------    -----------
COMMON STOCK-(CONTINUED)
               PAPER PRODUCTS-1.01%
Asia Pulp & Paper Co.
  Ltd., ADR............       50,100    $   504,129
                                        -----------
        PROPERTY - CASUALTY INSURANCE-1.42%
LaSalle Re Holdings
  Ltd..................       20,000        707,500
                                        -----------
           RAILROAD TRANSPORTATION-1.82%
Burlington Northern
  Santa Fe Corp........        9,800        910,788
                                        -----------
                   RETAIL-1.90%
Federated Dept. Stores,
  Inc.+................       22,000        947,375
                                        -----------
             TEXTILES & APPAREL-0.93%
Reebok International
  Ltd.+ ...............       16,100        463,881
                                        -----------
               TRANSPORTATION-1.95%
CSX Corp...............       18,000        972,000
                                        -----------
          TRANSPORTATION & SHIPPING-1.44%
Federal Express
  Corp.+...............       11,800        720,538
                                        -----------
                    TOYS-2.21%
Hasbro, Inc. ..........       35,000      1,102,500
                                        -----------
         UTILITIES - ELECTRIC & GAS-0.15%
Energy Group plc, ADR..        1,687         75,282
                                        -----------
  TOTAL COMMON STOCK
   (Cost $23,153,598)..                  32,022,810
                                        -----------
                                          MARKET
                          PRINCIPAL        VALUE
        COMPANY             VALUE        (NOTE B)
-----------------------   ----------    -----------
U.S. GOVERNMENT
  OBLIGATIONS-25.53%
U.S. Treasury Note,
  6.250%, due
  02/15/03.............   $3,750,000    $ 3,836,723
U.S. Treasury Note,
  7.250%, due
  08/15/04.............    2,900,000      3,135,628
U.S. Treasury Note,
  6.875%, due
  05/15/06.............    5,200,000      5,567,255
U.S. Treasury Note,
  6.500%, due
  10/15/06.............      200,000        209,500
                                        -----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost $12,478,634)..                  12,749,106
                                        -----------
CORPORATE BONDS-8.84%
First Union Banc,
  7.500%, due
  04/15/35.............    2,000,000      2,297,900
Tennessee Gas Pipeline,
  7.000%, due
  03/15/27.............    2,000,000      2,113,454
                                        -----------
  TOTAL CORPORATE BONDS
   (Cost $4,190,947)...                   4,411,354
                                        -----------
  TOTAL INVESTMENTS
   (Cost
     $39,823,179*).....       98.50%     49,183,270
                                        -----------
Other assets less
  liabilities..........         1.50        750,365
                             -------    -----------
  TOTAL NET ASSETS.....      100.00%    $49,933,635
                             =======    ===========

------------

*Aggregate cost for Federal income tax purposes.
+Non-income producing security.
ADR -- American Depositary Receipt

                       See notes to financial statements.

VAN ECK/CHUBB TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                                                                                                     MARKET
                                                                             PRINCIPAL                VALUE
                                                                               VALUE                (NOTE B)
                                                                             ----------            -----------
MUNICIPAL OBLIGATIONS-97.74%

                          ALASKA-1.83%
Anchorage, Alaska, Hospital Revenue, (Sisters of Providence
  Project), Series 1991, 6.750%, due 10/01/02+...................            $  150,000            $   164,434
North Slope Borough, Alaska, General Obligation, Zero Coupon,
  MBIA Insured, due 06/30/04.....................................               550,000                410,073
                                                                                                    ----------
                                                                                                       574,507
                                                                                                    ----------
                        CONNECTICUT-0.56%
Connecticut State, General Obligation, Series C, 7.000%,
  Prerefunded to 09/15/00 at 102+................................               160,000                175,142
                                                                                                    ----------
                   DISTRICT OF COLUMBIA-3.63%
District of Columbia, Cert. of Participation, 7.300%, due
  01/01/13+......................................................               300,000                332,910
District of Columbia, Series 93A, 5.875%, due 06/01/05...........               500,000                527,607
Metropolitan Washington Airport Authority Revenue Bonds, Series
  92A, MBIA Insured, 6.500%, due 10/01/07+.......................               250,000                274,631
                                                                                                    ----------
                                                                                                     1,135,148
                                                                                                    ----------
                          FLORIDA-4.74%
Dade County, Florida, Aviation Revenue, Miami International
  Airport, FSA Insured, 5.125% due 10/01/27......................             1,500,000              1,481,811
                                                                                                    ----------
                          GEORGIA-1.20%
Cartersville, Georgia Development Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT, 6.750%, due 02/01/12+.........               250,000                272,097
Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax
  Revenue, Series K, 7.250%, due 07/01/10+.......................               100,000                103,594
                                                                                                    ----------
                                                                                                       375,691
                                                                                                    ----------
                         ILLINOIS-6.05%
Cook County, Illinois, General Obligation, MBIA Insured, Series
  1990, 7.000%, due 11/01/99.....................................               150,000                158,004
Illinois State Sales Tax Revenue, 6.800%, Prerefunded to 06/15/00
  at 102+........................................................               150,000                162,412
Illinois State Toll Highway, Series 92A, 6.375%, due 01/01/15+...             1,100,000              1,180,602
Metropolitan Pier & Exposition Authority, Illinois, 6.500%,
  Prerefunded to 06/15/03 at 102+................................               345,000                387,562
Metropolitan Pier & Exposition Authority, Illinois, 6.500%,
  due 06/15/27+, unrefunded balance..............................                 5,000                  5,491
                                                                                                    ----------
                                                                                                     1,894,071
                                                                                                    ----------

                       See notes to financial statements.

VAN ECK/CHUBB TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                     MARKET
                                                                             PRINCIPAL                VALUE
                                                                               VALUE                (NOTE B)
                                                                             ----------            ----------
MUNICIPAL OBLIGATIONS-(CONTINUED)

                         INDIANA-11.44%
Indiana Bond Bank, Revenue, State Revolving Fund, 6.000%, due
  02/01/15+......................................................            $  500,000            $   529,798
Indiana Health Facilities Financing Authority, Charity Obligated
  Group, 5.00% due 11/1/26, Mandatory Put on 11/01/07 at 100.....             1,590,000              1,616,779
Indiana Municipal Power Supply, 5.500%, MBIA Insured, due
  01/01/16.......................................................             1,200,000              1,275,083
Indiana State Housing Finance Authority, Single Family Mortgage
  1990, Series C, AMT, 7.800%, due 01/01/22+.....................               150,000                160,032
                                                                                                    ----------
                                                                                                     3,581,692
                                                                                                    ----------
                           IOWA-4.03%
Iowa Finance Authority, Single Family Revenue, AMT, 4.950% due
  1/1/21.........................................................             1,250,000              1,260,920
                                                                                                    ----------
                         KENTUCKY-0.56%
Kentucky Turnpike Authority, Economic Development Revenue,
  7.250%, Prerefunded to 05/15/00 at 101.50+.....................               160,000                173,756
                                                                                                    ----------
                         LOUISIANA-0.70%
Jefferson, Louisiana, Sales Tax Revenue, Refunding, FGIC Insured,
  Series A, 6.750%, Prerefunded to 12/01/02 at 100+..............               200,000                219,734
                                                                                                    ----------
                           MAINE-0.68%
Maine Educational Loan Authority, Series 92A, AMT, 6.950%, due
  12/01/07+......................................................               195,000                212,213
                                                                                                    ----------
                       MASSACHUSETTS-5.67%
Massachusetts State, Construction Loan, Series A, 6.000%,
  Prerefunded to 06/01/01 at 100+................................               300,000                317,792
Massachusetts State Turnpike Authority, MBIA Insured, Series A,
  5.000%, due 01/01/37...........................................             1,500,000              1,454,970
                                                                                                    ----------
                                                                                                     1,772,762
                                                                                                    ----------
                         MINNESOTA-0.33%
Northern Municipal Power Agency, Minnesota, Electric System
  Revenue, Series A, 7.250%, due 01/01/16+.......................               100,000                105,179
                                                                                                    ----------
                         MISSOURI-0.54%
Missouri Health & Educational Facilities Authority, St. Luke's
  Hospital, MBIA Insured, 7.000%, Prerefunded to 11/15/01 at
  102+...........................................................               150,000                167,868
                                                                                                    ----------

                       See notes to financial statements.

VAN ECK/CHUBB TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                     MARKET
                                                                             PRINCIPAL                VALUE
                                                                               VALUE                (NOTE B)
                                                                             ----------            ----------
MUNICIPAL OBLIGATIONS-(CONTINUED)

                       NEW HAMPSHIRE-0.74%
New Hampshire Turnpike System, Series A, FGIC Insured, 6.750%,
  due 11/01/11+..................................................            $  200,000            $   231,683
                                                                                                    ----------
                        NEW JERSEY-8.59%
New Jersey Economic Development Authority, The Seeing Eye, Inc.
  Project, 7.300%, due 04/01/11+.................................             1,150,000              1,257,346
New Jersey Wastewater Treatment Trust, 6.875%, Prerefunded to
  06/15/00 at 101.75+............................................               165,000                178,506
New Jersey Wastewater Treatment Trust, 6.875%, due 06/15/07+,
  unrefunded balance.............................................                15,000                 15,966
Salem County, New Jersey, Pollution Control Financing Authority,
  Waste Disposal Revenue, E.I. DuPont Project, AMT, 6.500%, due
  11/15/21+......................................................             1,150,000              1,235,704
                                                                                                    ----------
                                                                                                     2,687,522
                                                                                                    ----------
                         NEW YORK-15.22%
Metropolitan Transportation Authority, New York, Transit
  Facilities, Service Contract, Series 8, 5.000%, due 07/01/02...             1,000,000              1,027,953
Metropolitan Transportation Authority, New York, Transit
  Facilities, Series 2, 8.000%, Prerefunded to 07/01/98 at
  102+...........................................................               100,000                104,064
New York City, New York, General Obligation, Series H, 6.875%,
  due 02/01/02, Escrowed to maturity.............................                90,000                 98,998
New York City, New York, General Obligation, Series H, Subseries
  H-1, 5.800%, due 08/01/04......................................               250,000                265,987
New York City, New York, General Obligation, Series D, 5.250% due
  08/01/03.......................................................             1,000,000              1,039,127
New York City, Series H, 6.875%, due 02/01/02,
  unrefunded balance.............................................               160,000                174,554
New York State Dormitory Authority, City University System,
  Series I, 5.125% due 7/1/13+...................................             1,325,000              1,329,227
New York State Local Government Assistance Corporation, Series B,
  5.500%, due 04/01/21+..........................................               450,000                457,485
New York State Thruway Authority, Highway and Bridge Trust Fund,
  Series A, MBIA Insured, 5.600%, due 04/01/10+..................               250,000                264,778
                                                                                                    ----------
                                                                                                     4,762,173
                                                                                                    ----------
                         OKLAHOMA-1.92%
Oklahoma Industrial Development Authority, Sisters of Mercy,
  Series A, 5.000%, due 06/01/13+................................               600,000                599,335
                                                                                                    ----------
                       PENNSYLVANIA-1.07%
Philadelphia, PA, Hospital & Higher Education Facility Authority,
  (Children's Hospital), 5.000%, due 02/15/21+...................               350,000                336,078
                                                                                                    ----------

                       See notes to financial statements.

VAN ECK/CHUBB TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                     MARKET
                                                                             PRINCIPAL                VALUE
                                                                               VALUE                (NOTE B)
                                                                             ----------            ----------
MUNICIPAL OBLIGATIONS-(CONTINUED)

                         TENNESSEE-5.61%
Memphis-Shelby County, Tennessee Airport Authority, (Federal
  Express Corp.), AMT, 6.750%, due 09/01/12+.....................            $  250,000            $   275,035
Shelby County, Tennessee, General Obligation, Series B,
  Zero Coupon, due 12/01/12......................................             2,000,000                958,812
Tennessee Housing Development Agency, 1993 Series A, 5.900%, due
  07/01/18+......................................................               500,000                522,771
                                                                                                    ----------
                                                                                                     1,756,618
                                                                                                    ----------
                           TEXAS-5.11%
Austin, Texas, Utility System Revenue, Series C, 7.300%,
  Prerefunded to 11/15/01 at 100+................................                60,000                 66,806
Brazos River Authority, Texas, Houston Light & Power Co., 7.750%,
  due 10/01/15+..................................................                60,000                 62,663
Houston, Texas, Independent School District, Permanent School
  Fund, Zero Coupon, due 08/15/13................................             1,150,000                527,628
Waxahachie, Texas, Independent School District, Permanent School
  Fund, Zero Coupon, due 08/15/13................................             2,060,000                942,266
                                                                                                    ----------
                                                                                                     1,599,363
                                                                                                    ----------
                           UTAH-4.05%
Utah State Board of Regents, Student Loan Revenue, AMT, 5.000%,
  due 05/01/06...................................................             1,250,000              1,266,066
                                                                                                    ----------
                         VIRGINIA-0.33%
Virginia State Housing Development Authority, Commonwealth
  Mortgage, 6.700%, due 07/01/08+................................               100,000                101,834
                                                                                                    ----------

                       See notes to financial statements.

VAN ECK/CHUBB TAX-EXEMPT FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                     MARKET
                                                                             PRINCIPAL                VALUE
                                                                               VALUE                (NOTE B)
                                                                             ----------            ----------
MUNICIPAL OBLIGATIONS-(CONTINUED)

                        WASHINGTON-13.14%
Lewis County, Washington, Public Utility District #1, Revenue
  Series 91, 7.000%, Prerefunded to 10/01/01 at 102+.............            $  250,000            $   279,051
Washington Health Care Facilities Authority, Catholic Health
  Initiatives, MBIA Insured, 5.125% due 12/1/17+.................             1,300,000              1,283,961
Washington Health Care Facilities Authority, Revenue, MBIA
  Insured, (Group Health Co-Op), 6.750%, due 12/01/11+...........               300,000                324,629
Washington Health Care Facilities Authority, Revenue, Series 93,
  (Sisters of Providence), 6.250%, due 10/01/13+.................               500,000                534,489
Washington Housing Finance Commission, GNMA/FNMA MBS Programs,
  7.100%, due 07/01/22+..........................................               145,000                152,891
Washington State Public Power Supply System, Nuclear Project
  Number 1, FSA Insured, 5.750%, due 07/01/11....................             1,200,000              1,287,588
Washington State Public Power Supply System, Nuclear Project
  Number 2, Revenue, Series 90C, 7.625%, Prerefunded to 01/01/01
  at 102+........................................................               100,000                111,552
Washington State Public Power Supply System, Nuclear Project
  Number 3, Revenue, 7.500%, Prerefunded to 07/01/00 at 102+.....               125,000                137,512
                                                                                                   -----------
                                                                                                     4,111,673
                                                                                                   -----------
  TOTAL INVESTMENTS (Cost $29,102,434*)..........................     97.74%                        30,582,839

Other assets less liabilities....................................       2.26                           705,654
                                                                  ----------                       -----------

  TOTAL NET ASSETS...............................................    100.00%                       $31,288,493
                                                                  ==========                       ===========

  --------------

   *Aggregate cost for Federal income tax purposes.
   +Issued with call provisions.

  Abbreviations:

    AMT -- Alternative Minimum Tax.
    FGIC -- Financial Guaranty Insurance Company.
    FSA -- Financial Security Assurance.
    MBIA -- Municipal Bond Investors Assurance Corporation.

                       See notes to financial statements.

VAN ECK/CHUBB GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                            NUMBER       MARKET
                              OF          VALUE
         COMPANY            SHARES      (NOTE B)
--------------------------  -------    -----------
COMMON STOCK-101.05%

            AEROSPACE & DEFENSE-0.14%
Raytheon Company Class A..    1,913    $    94,340
                                       -----------
                APPLIANCES-0.68%
Singer Co. N.V. ..........   53,000        453,812
                                       -----------
              AUTO & TRUCKS-2.72%
General Motors Co. .......   30,000      1,818,750
                                       -----------
        AUTOMOTIVE MANUFACTURING-4.70%
Chrysler Corp. ...........   31,400      1,104,888
Ford Motor Co. ...........   41,600      2,025,400
                                       -----------
                                         3,130,288
                                       -----------
     AUTOMOTIVE PARTS & ACCESSORIES-2.07%
Borg-Warner Automotive,
  Inc. ...................   26,600      1,383,200
                                       -----------
               BANKING-11.20%
Banc One Corp. ...........   40,000      2,172,500
Chase Manhattan Corp. ....   18,600      2,036,700
KeyCorp. .................   23,311      1,650,710
Mellon Bank Corp. ........   26,700      1,618,688
                                       -----------
                                         7,478,598
                                       -----------
        BUILDING & CONSTRUCTION-1.04%
Owens Corning.............   20,300        692,737
                                       -----------
      BUILDING MATERIALS & TOOLS-5.45%
Black & Decker Corp. .....   50,000      1,953,125
Lafarge Corp. ............   57,000      1,685,063
                                       -----------
                                         3,638,188
                                       -----------
              CHEMICALS-0.17%
Millennium Chemicals
  Inc. ...................    4,857        114,443
                                       -----------
        CHEMICALS - FERTILIZER-2.70%
IMC Global, Inc. .........   55,000      1,801,250
                                       -----------
      CONTAINERS - METAL & GLASS-3.45%
Crown Cork and Seal.......   46,000      2,305,750
                                       -----------

                            NUMBER       MARKET
                              OF          VALUE
         COMPANY            SHARES      (NOTE B)
--------------------------  -------    -----------
         ELECTRICAL EQUIPMENT-2.99%
UCAR International,
  Inc.+...................   50,000    $ 1,996,875
                                       -----------
              ELECTRONICS-4.03%
Philips Electronics
  N.V. ...................   24,500      1,482,250
Tektronix, Inc. ..........   30,450      1,208,484
                                       -----------
                                         2,690,734
                                       -----------
      ELECTRONICS - SEMICONDUCTORS-1.73%
Avnet, Inc. ..............   17,500      1,155,000
                                       -----------
           FINANCIAL SERVICES-9.75%
Citicorp..................   10,000      1,264,375
First Chicago NBD
  Corp.+..................   21,901      1,828,734
Merrill Lynch & Co.,
  Inc. ...................   22,100      1,611,919
Paine Webber Group
  Inc. ...................   52,275      1,806,755
                                       -----------
                                         6,511,783
                                       -----------
            FOOD PROCESSING-2.08%
IBP, Inc. ................   66,300      1,388,156
                                       -----------
          HOSPITAL MANAGEMENT-3.28%
Columbia/HCA Healthcare
  Corp. ..................   74,000      2,192,250
                                       -----------
              INDUSTRIALS-3.37%
Praxair, Inc. ............   50,000      2,250,000
                                       -----------
              INSURANCE-10.37%
W. R. Berkley Corp. ......   20,550        901,631
Equitable Companies,
  Inc. ...................   35,000      1,741,250
LaSalle Re Holdings
  Ltd. ...................   28,000        990,500
Old Republic International
  Corp. ..................   45,600      1,695,750
The PMI Group, Inc. ......   22,000      1,590,875
                                       -----------
                                         6,920,006
                                       -----------
             MANUFACTURING-4.07%
AlliedSignal Inc. ........   23,000        895,562
United Technologies
  Corp. ..................   25,000      1,820,312
                                       -----------
                                         2,715,874
                                       -----------
      MEDICAL - HEALTHCARE SERVICES-1.17%
Beverly Enterprises,
  Inc.+...................   60,000        780,000
                                       -----------

                       See notes to financial statements.

VAN ECK/CHUBB GROWTH AND INCOME FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                            NUMBER       MARKET
                              OF          VALUE
         COMPANY            SHARES      (NOTE B)
--------------------------  -------    -----------
COMMON STOCK-(CONTINUED)

             MEDICAL SERVICES-0.42%
PharMerica, Inc.+ ........   27,306    $   283,300
                                       -----------
             MINING & METALS-4.08%
Carpenter Technology
  Corp. ..................   26,000      1,249,625
Cyprus Amax Minerals
  Co. ....................   95,700      1,471,387
                                       -----------
                                         2,721,012
                                       -----------
           OIL & GAS - INTEGRATED-2.88%
YPF Sociedad Anonima,
  ADR.....................   56,200      1,921,337
                                       -----------
           PACKAGING & CONTAINERS-3.44%
Owens-Illinois, Inc.+.....   60,600      2,299,013
                                       -----------
              PAPER PRODUCTS-1.08%
Asia Pulp & Paper Co.
  Ltd., ADR...............   71,900        723,494
                                       -----------
           RAILROAD TRANSPORTATION-2.90%
Burlington Northern Santa
  Fe Corp.................   20,800      1,933,100
                                       -----------
                            NUMBER       MARKET
                              OF          VALUE
         COMPANY            SHARES      (NOTE B)
--------------------------  -------    -----------
               RETAIL STORES-2.67%
The Great Atlantic &
  Pacific Tea Co.,
  Inc. ...................   60,000    $ 1,781,250
                                       -----------
             TEXTILES & APPAREL-1.03%
Reebok International
  Ltd.+ ..................   23,900        688,619
                                       -----------
                   TOYS-3.49%
Hasbro, Inc. .............   74,000      2,331,000
                                       -----------
         TRANSPORTATION & SHIPPING-1.90%
Federal Express Corp.+....   20,800      1,270,100
                                       -----------
  TOTAL INVESTMENTS
   (Cost $52,984,534*)....  101.05%     67,464,259
Other assets less
  liabilities.............   (1.05)       (701,939)
                            -------    -----------
  TOTAL NET ASSETS........  100.00%    $66,762,320
                            ========   ===========

------------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.
 ADR -- American Depositary Receipt

                       See notes to financial statements.

VAN ECK/CHUBB CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                              NUMBER       MARKET
                                OF         VALUE
          COMPANY             SHARES      (NOTE B)
---------------------------- --------   ------------
COMMON STOCK-96.34%

                   APPAREL-2.19%
Nine West Group Inc.+.......   35,000   $    907,813
                                         -----------
                  AUTO PARTS-0.38%
Borg-Warner Automotive,
  Inc.......................    3,000        156,000
                                         -----------
             AUTO TRUCKS & PARTS-3.14%
Echlin Inc. ................   36,000      1,302,750
                                         -----------
           BUILDING & CONSTRUCTION-3.44%
Champion Enterprises,
  Inc.+.....................   69,300      1,424,981
                                         -----------
              BUILDING MATERIALS-1.87%
Lafarge Corp. ..............   26,200        774,538
                                         -----------
          BUILDING MATERIALS & TOOLS-3.14%
Black & Decker Corp. .......    8,000        312,500
York International Corp. ...   25,000        989,063
                                         -----------
                                           1,301,563
                                         -----------
                  CHEMICALS-1.94%
Cabot Corp. ................   29,100        803,888
                                         -----------
            CHEMICALS - FERTILIZER-2.06%
Agrium, Inc. ...............   70,000        853,125
                                         -----------
COMPUTER INFORMATION SYSTEMS-2.70%
BancTec, Inc.+..............   41,800      1,120,763
                                         -----------
     COMPUTER NETWORK PRODUCTS & SERVICES-3.28%
Storage Technology Corp.+...   22,000      1,362,625
                                         -----------
              COMPUTER SOFTWARE-2.67%
Reynolds & Reynolds,
  Class A...................   60,000      1,106,250
                                         -----------
             ELECTRICAL EQUIPMENT-1.83%
UCAR International, Inc.+...   19,000        758,813
                                         -----------
                 ELECTRONICS-3.13%
Ametek, Inc. ...............   48,100      1,298,700
                                         -----------
                              NUMBER       MARKET
                                OF         VALUE
          COMPANY             SHARES      (NOTE B)
---------------------------- -------    -----------
           ENTERTAINMENT & LEISURE-0.25%
Quintel Entertainment,
  Inc.+.....................   19,000        103,313
                                         -----------
               FOOD PROCESSING-0.01%
Archer-Daniels Midland
  Co. ......................      126   $      2,733
                                         -----------
         HOUSING AND HOME FURNISHING-2.77%
American Standard Companies
  Inc.+.....................   30,000      1,149,375
                                         -----------
              HOUSEHOLD PRODUCTS-2.82%
Tupperware Corporation......   42,000      1,170,750
                                         -----------
       INDUSTRIAL METALS - DIVERSIFIED-5.51%
Cleveland-Cliffs Inc........   26,000      1,191,125
Intermet Corp. .............   62,500      1,093,750
                                         -----------
                                           2,284,875
                                         -----------
                 INDUSTRIALS-5.61%
Harsco Corp.................   28,000      1,207,500
Philip Services Corp.+......   78,000      1,121,250
                                         -----------
                                           2,328,750
                                         -----------
             INSTRUMENTS CONTROLS-2.59%
Elsag Bailey Process Automation
  N.V.+.....................   65,000      1,072,500
                                         -----------
                  INSURANCE-3.17%
Commerce Group, Inc. .......   31,800      1,037,475
Old Republic International
  Corp. ....................    7,450        277,047
                                         -----------
                                           1,314,522
                                         -----------
                  MACHINERY-3.21%
AGCO Corp. .................   40,000      1,170,000
Albany International Corp.,
  Class A...................    7,000        161,000
                                         -----------
                                           1,331,000
                                         -----------
                MACHINE TOOLS-1.47%
Brown and Sharpe
  Manufacturing Co.,
  Class A+..................   60,000        611,250
                                         -----------
        MEDICAL - HEALTHCARE SERVICES-2.07%
Beverly Enterprises Inc.+...   66,000        858,000
                                         -----------

                       See notes to financial statements.

VAN ECK/CHUBB CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                              NUMBER       MARKET
                                OF         VALUE
          COMPANY             SHARES      (NOTE B)
---------------------------- -------    -----------
COMMON STOCK-(CONTINUED)

          MEDICAL PRODUCTS & SUPPLIES-3.62%
St. Jude Medical, Inc.+.....   30,000   $    915,000
U.S. Surgical Corp. ........   20,000        586,250
                                         -----------
                                           1,501,250
                                         -----------
                MEDICAL SERVICES-0.75%
PharMerica Inc.+ ...........   30,036        311,624
                                         -----------
         MEDICAL - SUPPLIES & SERVICES-3.32%
Bard (C.R.), Inc. ..........   44,000      1,377,750
                                         -----------
                MINING & METALS-1.53%
Cyprus Amax Minerals Co. ...   41,400        636,525
                                         -----------
             MULTI-LINE INSURANCE-3.05%
American Bankers Insurance
  Group.....................   27,500      1,263,281
                                         -----------
         OIL & GAS EQUIPMENT & SERVICES-2.65%
Wolverine Tube, Inc+........   35,500      1,100,500
                                         -----------
             PACKAGING & CONTAINERS-3.52%
Ball Corp. .................   10,000        353,125
Owens-Illinois, Inc.+ ......   29,200      1,107,775
                                         -----------
                                           1,460,900
                                         -----------
                              NUMBER       MARKET
                                OF         VALUE
          COMPANY             SHARES      (NOTE B)
---------------------------- --------   ------------
                  RESTAURANTS-5.80%
Brinker International,
  Inc.+.....................   85,000      1,360,000
Lone Star Steakhouse &
  Saloon, Inc.+.............   60,000      1,050,000
                                         -----------
                                           2,410,000
                                         -----------
                 RETAIL STORES-2.42%
The Great Atlantic & Pacific
  Tea Co., Inc. ............   33,800   $  1,003,438
                                         -----------
                     STEEL-2.29%
Bethlehem Steel Corp.+......  110,000        948,750
                                         -----------
                   TECHNOLOGY-2.84%
Wyman-Gordon Co.+...........   60,000      1,177,500
                                         -----------
              TIRE AND RUBBER GOODS-3.23%
Cooper Tire & Rubber Co.....   55,000      1,340,621
                                         -----------
             WATER TREATMENT SYSTEMS-0.07%
Culligan Water Technologies,
  Inc.+.....................      640         32,160
                                         -----------
  TOTAL INVESTMENTS
   (Cost $39,217,304*)......   96.34%     39,963,176
Other assets less
  liabilities...............     3.66      1,518,905
                              -------    -----------
  TOTAL NET ASSETS..........  100.00%   $ 41,482,081
                              =======    ===========

------------
*Aggregate cost for Federal income tax purposes.
+Non-income producing security.

                       See notes to financial statements.

VAN ECK/CHUBB GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1997

                                                                                                      MARKET
                                                                                   NUMBER OF           VALUE
                                                                                    SHARES           (NOTE B)
                                                                                 -------------      -----------
COMMON STOCK-0.34%
                     RUSSIA-0.34%
Vimpel-Communications, ADR (Cost $150,000)....................                           5,000      $   178,125
                                                                                                    -----------
                                                                                   LOCAL PAR
                                                                   CURRENCY          VALUE
                                                                   --------      -------------
GOVERNMENT AND AGENCY
  OBLIGATIONS-84.88%

                   AUSTRALIA-1.25%
Australian Government Bond, 9.500%, due 08/15/03..............        AUD              650,000          497,553
New South Wales Treasury, 9.250%, due 06/20/05................        AUD              200,000          151,846
                                                                                                    -----------
                                                                                                        649,399
                                                                                                    -----------
                    BELGIUM-1.89%
Kingdom of Belgium, 6.500%, due 03/31/05......................        BEF            4,000,000          115,770
Kingdom of Belgium, 7.000%, due 05/15/06......................        BEF           29,000,000          866,811
                                                                                                    -----------
                                                                                                        982,581
                                                                                                    -----------
                    CANADA-2.60%
Government of Canada, 9.500%, due 06/01/10....................        CAD            1,000,000          931,552
Government of Canada, 6.500%, due 06/01/04....................        CAD              575,000          424,270
                                                                                                    -----------
                                                                                                      1,355,822
                                                                                                    -----------
                   DENMARK-1.46%
Kingdom of Denmark, 7.000%, due 11/15/07......................        DKK            1,160,000          186,253
Kingdom of Denmark, 7.000%, due 12/15/04......................        DKK            3,600,000          572,855
                                                                                                    -----------
                                                                                                        759,108
                                                                                                    -----------
                   FRANCE-17.20%
Caisse Centrale, 5.768%, due 06/27/04.........................        USD            6,000,000        5,978,100
France O.A.T., 5.500%, due 04/25/07...........................        FRF           13,500,000        2,274,840
France O.A.T., 7.250%, due 04/25/06...........................        FRF            3,740,000          705,344
                                                                                                    -----------
                                                                                                      8,958,284
                                                                                                    -----------
                  GERMANY-12.02%
Bundesobligation, 6.000%, due 07/04/07........................        DEM            1,900,000        1,104,884
Bundesobligation, 6.750%, due 07/15/04........................        DEM            6,500,000        3,939,647
International Bank for Reconstruction & Development, 6.125%
  due 09/27/02................................................        DEM            1,050,000          614,178
International Bank for Reconstruction & Development, 5.875%
  due 11/10/03................................................        DEM            1,050,000          606,005
                                                                                                    -----------
                                                                                                      6,264,714
                                                                                                    -----------

                       See notes to financial statements.

VAN ECK/CHUBB GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                      MARKET
                                                                                   LOCAL PAR           VALUE
                                                                   CURRENCY          VALUE           (NOTE B)
                                                                   --------      -------------      -----------
GOVERNMENT AND AGENCY OBLIGATIONS-(CONTINUED)

                      ITALY-6.60%
Buoni Poliennali Del Tes Government National,
  10.000%, due 08/01/03.......................................        ITL        2,200,000,000      $ 1,529,286
Buoni Poliennali Del Tes Government National,
  8.250%, due 07/01/99........................................        ITL          625,000,000          370,453
Buoni Poliennali Del Tes Government National,
  6.750%, due 07/01/07........................................        ITL        2,500,000,000        1,536,751
                                                                                                    -----------
                                                                                                      3,436,490
                                                                                                    -----------
                     JAPAN-8.04%
Government of Japan, 6.300%, due 09/20/01.....................        JPY          275,000,000        2,517,110
Government of Japan, 2.600%, due 09/20/07.....................        JPY          205,000,000        1,668,926
                                                                                                    -----------
                                                                                                      4,186,036
                                                                                                    -----------
                     MEXICO-0.63%
United Mexican State, 7.000%, due 06/02/03....................        CAD              500,000          327,900
                                                                                                    -----------
                   NETHERLANDS-6.28%
Hermes Euro Railtel BV, Series 144A, 11.500%, due 08/15/07+...        USD              750,000          798,750
Government of Netherlands, 8.250%, due 02/15/07...............        NLG              550,000          327,826
Government of Netherlands, 8.250%, due 09/15/07...............        NLG              550,000          329,859
Government of Netherlands, 6.000%, due 01/15/06...............        NLG            3,500,000        1,813,074
                                                                                                    -----------
                                                                                                      3,269,509
                                                                                                    -----------
                      SPAIN-3.55%
Government of Spain, 9.400%, due 04/30/99.....................        ESP           28,000,000          194,938
Government of Spain, 8.800%, due 04/30/06.....................        ESP           77,000,000          615,196
Government of Spain, 8.800%, due 05/30/04.....................        ESP           50,000,000          375,859
Government of Spain, 5.250%, due 01/31/03.....................        ESP           45,000,000          295,684
Kingdom of Spain, 4.750%, due 03/14/05........................        JPY           40,000,000          369,683
                                                                                                    -----------
                                                                                                      1,851,360
                                                                                                    -----------
                      SWEDEN-1.49%
Sweden Government Bond, 6.000%, due 02/09/05..................        SEK            4,300,000          546,867
Sweden Government Bond, 10.250%, due 05/05/03.................        SEK            1,500,000          227,916
                                                                                                    -----------
                                                                                                        774,783
                                                                                                    -----------
                  UNITED KINGDOM-9.45%
U.K. Gilt, 8.000%, 06/07/21...................................        GBP              600,000        1,202,792
U.K. Treasury, 7.500%, due 12/07/06...........................        GBP            2,098,000        3,720,200
                                                                                                    -----------
                                                                                                      4,922,992
                                                                                                    -----------
                  UNITED STATES-12.42%
U.S. Treasury Note, 6.125%, due 08/15/07......................        USD            1,400,000        1,439,376
U.S. Treasury Note, 6.625%, due 05/15/07......................        USD            4,750,000        5,030,549
                                                                                                    -----------
                                                                                                      6,469,925
                                                                                                    -----------
  TOTAL GOVERNMENT AND AGENCY OBLIGATIONS
   (Cost $44,501,925).........................................                                       44,208,903
                                                                                                    -----------

                       See notes to financial statements.

VAN ECK/CHUBB GLOBAL INCOME FUND
SCHEDULE OF INVESTMENTS--(CONTINUED)
DECEMBER 31, 1997

                                                                                                      MARKET
                                                                                   LOCAL PAR           VALUE
                                                                   CURRENCY          VALUE           (NOTE B)
                                                                   ---------     -------------      -----------
CORPORATE BONDS-9.54%

                          BRAZIL-0.93%
Comtel Brasileira, Series 144A, 10.750%, due 09/26/04+........        USD              500,000      $   486,250
                          JAPAN-0.93%
Export-Import Bank of Japan, 4.625%, due 02/26/03.............        JPY           54,000,000          479,789
                          MEXICO-0.96%
Panamerican Beverages, Series 144A, 7.250%, due 07/01/09+.....        USD              500,000          500,000
                          SWEDEN-5.76%
Swiss Bank Corp. Certificate of Deposit, 5.770%, due
  03/17/98....................................................        USD            3,000,000        3,000,000
                      UNITED STATES-0.97%
Global TeleSystems Group, Inc., Series 144A, 8.750%, due
  06/30/00+...................................................        USD              500,000          505,000
                                                                                                    -----------
  TOTAL CORPORATE BONDS (cost $5,040,675).....................                                        4,971,039
                                                                                                    -----------

                                                               CURRENCY TO       CURRENCY TO
                                                                 DELIVER           RECEIVE
                                                               ------------      ------------
OPTIONS PURCHASED-0.08%

Call, DEM/USD Currency Opt. 98 Feb. Strike price 1.789
(Cost $26,250)............................................     DEM2,683,500      USD1,500,000           25,256
Put, USD/DEM Currency Opt. 98 Feb. Strike price 1.767
(Cost $12,350)............................................      USD 650,000      DEM1,148,550           15,514
                                                                                                   -----------
                                                                                                        40,770
                                                                                                   -----------
TOTAL INVESTMENTS (Cost $49,731,200)......................           94.84%                         49,398,837
Other assets less liabilities.............................            5.16                           2,688,730
                                                                    -------                        -----------
  TOTAL NET ASSETS........................................          100.00%                        $52,087,567
                                                                    =======                        ===========
Currency Classification
-----------------------
Australian dollar.... AUD
Belgium franc........ BEF
Canadian dollar...... CAD
Danish krone......... DKK
French franc......... FRF
British pound........ GBP
German deutschemark.. DEM

Italian lira......... ITL
Japanese yen......... JPY
Netherlands
 guilder............. NLG
Spanish peseta....... ESP
Swedish krona........ SEK
United States
 dollar.............. USD

--------------
* Aggregate cost for Federal income tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 4.4% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified, institutional buyers.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                                  VAN ECK/CHUBB
                                                VAN ECK/CHUBB      GOVERNMENT       VAN ECK/CHUBB
                                                MONEY MARKET       SECURITIES       TOTAL RETURN
                                                    FUND              FUND              FUND
                                                -------------     -------------     -------------
ASSETS
  Investments at cost - see
   schedules of investments..................    $ 9,192,411       $30,486,916       $39,823,179
                                                 ===========       ===========       ===========
  Investments at market value (Notes B &
    C).......................................    $ 9,192,411       $31,095,312       $49,183,270
  Cash and foreign currencies................        239,663           240,999         2,386,533
  Cash -- Initial Margin (Note F)............             --                --                --
  Receivable from administrator..............         22,602             1,948                --
  Receivable for interest and dividends......            393           448,763           345,171
  Receivable for portfolio securities sold...             --                --                --
  Receivable for variation margin (Note F)...             --                --                --
  Gross unrealized gain on foreign forward
    contracts (Note B).......................             --                --                --
  Receivable for Fund shares sold............          4,317                --            24,672
  Deferred organization costs (Note B).......             --                --                --
                                                 -----------       -----------       -----------
        TOTAL ASSETS.........................      9,459,386        31,787,022        51,939,646
                                                 -----------       -----------       -----------
LIABILITIES
  Payable for portfolio securities
    purchased................................             --                --         1,920,160
  Dividends payable..........................          2,923             8,617            22,114
  Payable for Fund shares redeemed...........         18,709             8,926             7,530
  Payable to affiliates (Note D).............          5,475             4,609            17,575
  Gross unrealized loss on foreign forward
    contracts (Note B).......................             --                --                --
  Accounts payable...........................         24,873            25,880            38,632
                                                 -----------       -----------       -----------
        TOTAL LIABILITIES....................         51,980            48,032         2,006,011
                                                 -----------       -----------       -----------
NET ASSETS...................................    $ 9,407,406       $31,738,990       $49,933,635
                                                 ===========       ===========       ===========
NET ASSETS CONSIST OF:
  Par value..................................         94,084            29,338            24,700
  Capital paid in excess of par..............      9,314,329        31,513,925        40,560,902
  Undistributed (Overdistributed) net
    investment income........................             --                --            (4,588)
  Accumulated net realized loss
   from investments..........................         (1,007)         (412,669)           (7,470)
  Net unrealized gain (loss) from
   investments...............................             --           608,396         9,360,091
  Net unrealized gain on futures and foreign
   denominated assets, liabilities and
   forward foreign exchange contracts........             --                --                --
                                                 -----------       -----------       -----------
        NET ASSETS...........................    $ 9,407,406       $31,738,990       $49,933,635
                                                 ===========       ===========       ===========
Shares of common stock outstanding
 ($.01 par value, 100,000,000 shares
 per fund authorized)........................      9,408,416         2,933,808         2,470,042
                                                 ===========       ===========       ===========
NET ASSET VALUE PER SHARE....................    $      1.00       $     10.82       $     20.22
                                                 ===========       ===========       ===========
MAXIMUM OFFERING PRICE PER SHARE
 (Net asset value divided by .97 on
 Government Securities Fund, Tax-Exempt Fund,
 and Global Income Fund, and by .95 on Total
 Return Fund, Growth and Income Fund and
 Capital Appreciation Fund. Money Market Fund
 is offered at Net Asset Value per share)....    $      1.00       $     11.15       $     21.28
                                                 ===========       ===========       ===========

                       See notes to financial statements.

                      VAN ECK/CHUBB     VAN ECK/CHUBB     VAN ECK/CHUBB
    VAN ECK/CHUBB      GROWTH AND          CAPITAL           GLOBAL
     TAX-EXEMPT          INCOME         APPRECIATION         INCOME
        FUND              FUND              FUND              FUND
    -------------     -------------     -------------     -------------
     $29,102,434       $52,984,534       $39,217,304       $49,731,200
     ===========       ===========       ===========       ===========
     $30,582,839       $67,464,259       $39,963,176       $49,398,837
         312,025         2,500,548           934,415         1,424,648
              --                --                --           112,000
           5,129                --                --             4,143
         430,710            87,656            22,357         1,023,237
              --                --           778,214                --
              --                --                --           158,899

              --                --                --             5,871
           3,023            19,840             4,633                50
              --                --             7,118             7,118
     -----------       -----------       -----------       -----------
      31,333,726        70,072,303        41,709,913        52,134,803
     -----------       -----------       -----------       -----------
              --         2,327,425           165,336                --
          11,166           101,903             5,214                45
           3,050           800,810               167                --
           3,851            21,878            19,833             2,786

              --                --                --             9,022
          27,166            57,967            37,282            35,383
     -----------       -----------       -----------       -----------
          45,233         3,309,983           227,832            47,236
     -----------       -----------       -----------       -----------
     $31,288,493       $66,762,320       $41,482,081       $52,087,567
     ===========       ===========       ===========       ===========
          24,903            27,185            26,614            54,042
      29,793,861        52,265,929        40,714,809        52,501,342

         (10,660)           (5,904)              (82)         (118,123)

             (16)           (4,615)           (5,132)         (150,670)

       1,480,405        14,479,725           745,872          (332,363)


              --                --                --           133,339
     -----------       -----------       -----------       -----------
     $31,288,493       $66,762,320       $41,482,081       $52,087,567
     ===========       ===========       ===========       ===========


       2,490,289         2,718,500         2,661,350         5,404,248
     ===========       ===========       ===========       ===========
     $     12.56       $     24.56       $     15.59       $      9.64
     ===========       ===========       ===========       ===========



     $     12.95       $     25.85       $     16.41       $      9.94
     ===========       ===========       ===========       ===========

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997

                                                                    VAN ECK/CHUBB
                                             VAN ECK/CHUBB           GOVERNMENT            VAN ECK/CHUBB
                                             MONEY MARKET            SECURITIES            TOTAL RETURN
                                                 FUND                   FUND                   FUND
                                             -------------          -------------          -------------
INVESTMENT INCOME
 Income:
  Interest................................    $   473,466            $ 1,108,024            $   672,658
  Dividends...............................             --                     --                470,509
  Foreign taxes withheld..................             --                     --                 (3,747)
                                              -----------            -----------            -----------
      Total investment income.............        473,466              1,108,024              1,139,420
                                              -----------            -----------            -----------
 Expenses:
  Administrative fees (Note D)............         31,522                 73,587                161,980
  Advisory fees (Note D)..................         13,510                 32,706                 71,991
  Distribution fees (Note D)..............         22,516                 81,764                179,978
  State registration fees.................          9,095                 15,653                 30,586
  Shareholder reports.....................          4,593                  6,496                 15,423
  Professional fees.......................         10,508                 14,054                 16,346
  Directors' fees.........................          1,012                  1,833                  3,699
  Shareholder servicing costs.............         35,922                 21,031                 51,655
  Custodian fees..........................          3,032                  2,661                  4,219
  Organization expense....................             --                     --                     --
  Miscellaneous expenses..................          1,914                  3,714                  7,997
                                              -----------            -----------            -----------
      Total expenses......................        133,624                253,499                543,874
  Fees waived and expenses assumed by
   affiliates (Note D)....................        (88,592)               (89,972)               (93,930)
                                              -----------            -----------            -----------
      Net expenses........................         45,032                163,527                449,944
                                              -----------            -----------            -----------
      Net investment income...............        428,434                944,497                689,476
                                              -----------            -----------            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on
   investments............................           (164)                 7,015              2,025,968
 Net realized loss from foreign currency
  transactions............................             --                     --                     --
 Net change in unrealized gain (loss) on
  investments.............................             --                569,084              4,260,078
 Net change in unrealized gain on futures
  and foreign denominated assets,
  liabilities and forward foreign exchange
  contracts...............................             --                     --                     --
                                              -----------            -----------            -----------
  Net gain (loss) on investments and
   foreign currencies.....................           (164)               576,099              6,286,046
                                              -----------            -----------            -----------
  Net increase in net assets resulting
   from operations........................    $   428,270            $ 1,520,596            $ 6,975,522
                                              ===========            ===========            ===========

                       See notes to financial statements.

                      VAN ECK/CHUBB     VAN ECK/CHUBB     VAN ECK/CHUBB
    VAN ECK/CHUBB        GROWTH            CAPITAL           GLOBAL
     TAX-EXEMPT        AND INCOME       APPRECIATION         INCOME
        FUND              FUND              FUND              FUND
    -------------     -------------     -------------     -------------
     $   999,445       $    34,235       $    26,675       $   875,224
              --           850,483           182,619                --
              --            (9,127)             (993)           (2,442)
     -----------       -----------       -----------       -----------
         999,445           875,591           208,301           872,782
     -----------       -----------       -----------       -----------
          78,415           226,430            70,504            65,808
          34,851           100,635            31,335            29,248
          87,128           251,589            78,338            73,120
          13,850            41,638             7,877            11,397
           7,608            20,004             3,342             5,904
          14,518            19,778            16,002            15,628
           1,812             5,054             1,447             1,289
          20,085            70,075            17,376            12,161
           4,725             4,443             4,515             5,647
              --                --             2,690             2,690
           8,132             9,157             4,297             5,624
     -----------       -----------       -----------       -----------
         271,124           748,803           237,723           228,516
         (96,868)         (119,831)          (41,879)          (31,092)
     -----------       -----------       -----------       -----------
         174,256           628,972           195,844           197,424
     -----------       -----------       -----------       -----------
         825,189           246,619            12,457           675,358
     -----------       -----------       -----------       -----------



          88,323         3,953,219         2,023,906           192,757

              --                --                --          (184,281)

         731,502         6,037,252          (118,155)         (679,647)


              --                --                --           140,666
     -----------       -----------       -----------       -----------

         819,825         9,990,471         1,905,751          (530,505)
     -----------       -----------       -----------       -----------

     $ 1,645,014       $10,237,090       $ 1,918,208       $   144,853
     ===========       ===========       ===========       ===========

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                               VAN ECK/CHUBB
                                  VAN ECK/CHUBB                  GOVERNMENT                  VAN ECK/CHUBB
                                   MONEY MARKET                  SECURITIES                   TOTAL RETURN
                                       FUND                         FUND                          FUND
                             ------------------------    --------------------------    --------------------------
                                YEAR          YEAR          YEAR           YEAR           YEAR           YEAR
                               ENDED         ENDED          ENDED          ENDED          ENDED          ENDED
                              DECEMBER      DECEMBER      DECEMBER       DECEMBER       DECEMBER       DECEMBER
                              31, 1997      31, 1996      31, 1997       31, 1996       31, 1997       31, 1996
                             ----------    ----------    -----------    -----------    -----------    -----------
Increase (decrease) in net
 assets:
From operations:
  Net investment income...   $  428,434    $  412,747    $   944,497    $   803,932    $   689,476    $   599,615
  Net realized gain (loss)
   on investments.........         (164)          (82)         7,015         82,884      2,025,968      1,864,506
  Net realized loss from
   foreign currency
   transactions...........           --            --             --             --             --             --
  Net change in unrealized
   gain (loss) on
   investments and
   translation of assets
   and liabilities in
   foreign currency.......           --            --        569,084       (483,663)     4,260,078      1,949,555
                             ----------    ----------    -----------    -----------    -----------    -----------
  Net increase (decrease)
   in net assets resulting
   from operations........      428,270       412,665      1,520,596        403,153      6,975,522      4,413,676
Dividends to shareholders
 from net investment
 income...................     (428,434)     (412,747)      (944,497)      (803,932)      (689,476)      (599,615)
Dividends to shareholders
 in excess of net
 investment income........           --            --             --             --        (10,851)            --
Distributions to
 shareholders from capital
 gains....................           --            --             --             --     (2,206,980)    (1,467,709)
Distributions to
 shareholders in excess of
 capital gains............           --            --             --             --         (1,208)            --
Tax return of capital.....           --            --             --             --             --             --
Increase (decrease) in net
 assets derived from
 shareholder transactions
 (Note E).................      553,554     1,233,892     18,344,441       (667,249)    14,802,529      6,546,421
                             ----------    ----------    -----------    -----------    -----------    -----------
  Net increase (decrease)
   in net assets..........      553,390     1,233,810     18,920,540     (1,068,028)    18,869,536      8,892,773

Net Assets:
  Beginning of year.......    8,854,016     7,620,206     12,818,450     13,886,478     31,064,099     22,171,326
                             ----------    ----------    -----------    -----------    -----------    -----------
  End of Year.............   $9,407,406    $8,854,016    $31,738,990    $12,818,450    $49,933,635    $31,064,099
                             ==========    ==========    ===========    ===========    ===========    ===========
Undistributed
 (overdistributed) net
 investment income........   $        0    $        0    $         0    $         0    $    (4,588)   $         0
                             ==========    ==========    ===========    ===========    ===========    ===========

                       See notes to financial statements.

                                           VAN ECK/CHUBB
                                              GROWTH                      VAN ECK/CHUBB                   VAN ECK/CHUBB
           VAN ECK/CHUBB                        AND                          CAPITAL                         GLOBAL
            TAX-EXEMPT                        INCOME                       APPRECIATION                      INCOME
               FUND                            FUND                            FUND                           FUND
    ---------------------------     ---------------------------     --------------------------     ---------------------------
       YEAR            YEAR            YEAR            YEAR            YEAR            YEAR           YEAR            YEAR
       ENDED           ENDED           ENDED           ENDED           ENDED          ENDED           ENDED           ENDED
     DECEMBER        DECEMBER        DECEMBER        DECEMBER        DECEMBER        DECEMBER       DECEMBER        DECEMBER
     31, 1997        31, 1996        31, 1997        31, 1996        31, 1997        31, 1996       31, 1997        31, 1996
    -----------     -----------     -----------     -----------     -----------     ----------     -----------     -----------


    $   825,189     $   778,830     $   246,619     $   444,976     $    12,457     $   32,494     $   675,358     $   627,964

         88,323          67,216       3,953,219       3,562,614       2,023,906        205,469         192,757          80,582


             --              --              --              --              --             --        (184,281)        (71,480)





        731,502        (249,230)      6,037,252       3,263,516        (118,155)       841,609        (538,981)         62,138
    -----------     -----------     -----------     -----------     -----------     ----------     -----------     -----------


      1,645,014         596,816      10,237,090       7,271,106       1,918,208      1,079,572         144,853         699,204


       (825,189)       (778,830)       (246,619)       (444,976)        (12,457)       (32,494)       (548,912)       (556,484)


             --              --         (11,685)             --         (12,843)            --              --         (71,480)


        (88,323)        (52,938)     (4,401,950)     (2,606,711)     (2,129,463)       (99,912)       (273,339)             --


        (10,638)            (37)             --              --             (66)            --        (128,654)             --
             --              --              --              --              --             --        (125,999)             --



     15,506,247          37,022      20,903,635       6,918,269      35,278,131      3,897,151      40,792,740       1,450,076
    -----------     -----------     -----------     -----------     -----------     ----------     -----------     -----------

     16,227,111        (197,967)     26,480,471      11,137,688      35,041,510      4,844,317      39,860,689       1,521,316

     15,061,382      15,259,349      40,281,849      29,144,161       6,440,571      1,596,254      12,226,878      10,705,562
    -----------     -----------     -----------     -----------     -----------     ----------     -----------     -----------
    $31,288,493     $15,061,382     $66,762,320     $40,281,849     $41,482,081     $6,440,571     $52,087,567     $12,226,878
    ===========     ===========     ===========     ===========     ===========     ==========     ===========     ===========


    $   (10,660)    $         0     $    (5,904)    $         0     $       (82)    $        0     $  (118,123)    $       969
    ===========     ===========     ===========     ===========     ===========     ==========     ===========     ===========

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                        VAN ECK/CHUBB MONEY MARKET FUND
                                 ------------------------------------------------------------------------------
                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                   ENDED            ENDED            ENDED            ENDED            ENDED
                                  DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                  31, 1997         31, 1996         31, 1995         31, 1994         31, 1993
                                 ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of
  year.........................  $    1.000       $    1.000       $    1.000       $    1.000       $    1.000
                                 ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income........       0.047            0.049(A)         0.050(A)         0.034(A)         0.025(A)
  Net gains and losses on
   securities (both realized
   and unrealized).............          --               --               --               --               --
                                 ----------       ----------       ----------       ----------       ----------
  Total from investment
   operations..................       0.047            0.049            0.050            0.034            0.025
                                 ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS

  Dividends from net investment
   income......................      (0.047)          (0.049)          (0.050)          (0.034)          (0.025)
  Dividends in excess of net
   investment income...........          --               --               --               --               --
  Distributions from capital
   gains.......................          --               --               --               --               --
  Distributions in excess of
   capital gains...............          --               --               --               --               --
  Returns of capital...........          --               --               --               --               --
                                 ----------       ----------       ----------       ----------       ----------
  Total distributions..........      (0.047)          (0.049)          (0.050)          (0.034)          (0.025)
                                 ----------       ----------       ----------       ----------       ----------
Net asset value, end of year...  $    1.000       $    1.000       $    1.000       $    1.000       $    1.000
                                 ==========       ==========       ==========       ==========       ==========
Total Return(B)................       4.85%            4.86%            5.16%            3.41%            2.50%
Ratios to Average Net Assets:
  Expenses(C)..................       0.50%            0.50%            0.50%            0.50%            0.50%
  Net investment income........       4.76%            4.71%            5.05%            3.43%            2.48%
Net Assets, At End of Year.....  $9,407,406       $8,854,016       $7,620,206       $7,494,743       $5,225,178

(A) The per share amounts which are shown have been computed based on the average number of shares outstanding during each period.

(B) Total return assumes reinvestment of all dividends during the period. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(C) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.48% in 1997, 1.21% in 1996, 1.31% in 1995, 1.31% in 1994 and 1.50% in 1993.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout each year:

                                                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                 -------------------------------------------------------------------------------
                                    YEAR             YEAR             YEAR             YEAR             YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED
                                  DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                  31, 1997         31, 1996         31, 1995         31, 1994         31, 1993
                                 -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of
 year..........................  $    10.480      $    10.780      $     9.750      $    10.710      $    10.700
                                 -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT
 OPERATIONS

  Net investment income........        0.616            0.623            0.636            0.607            0.770
  Net gains and losses on
   securities (both realized
   and unrealized).............        0.340           (0.300)           1.030           (0.960)           0.199
                                 -----------      -----------      -----------      -----------      -----------
  Total from investment
   operations..................        0.956            0.323            1.666           (0.353)           0.969
                                 -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS TO
  SHAREHOLDERS

  Dividends from net investment
   income......................       (0.616)          (0.623)          (0.636)          (0.607)          (0.770)
  Dividends in excess of net
   investment income...........           --               --               --               --               --
  Distributions from capital
   gains.......................           --               --               --               --           (0.170)
  Distributions in excess of
   capital gains...............           --               --               --               --           (0.019)
  Returns of capital...........           --               --               --               --               --
                                 -----------      -----------      -----------      -----------      -----------
  Total distributions..........       (0.616)          (0.623)          (0.636)          (0.607)          (0.959)
                                 -----------      -----------      -----------      -----------      -----------
Net asset value, end of year...  $    10.820      $    10.480      $    10.780      $     9.750      $    10.710
                                 ===========      ===========      ===========      ===========      ===========
Total Return(A)................        9.44%            3.19%           17.50%           (3.34%)           9.29%
Ratios to Average Net Assets:
  Expenses(B)..................        1.00%            0.93%            1.00%            1.00%            1.00%
  Net investment income........        5.78%            5.94%            6.16%            5.96%            7.04%
Portfolio Turnover Rate........       39.86%          140.94%          276.56%          113.36%          197.08%
Net Assets, At End of Year.....  $31,738,990      $12,818,450      $13,886,478      $12,534,640      $14,679,255

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.55% in 1997, 1.60% in 1996, 1.70% in 1995, 1.71% in 1994, and 1.89% in 1993.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout each year:

                                                            VAN ECK/CHUBB TOTAL RETURN FUND
                                        -----------------------------------------------------------------------
                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                         31, 1997       31, 1996       31, 1995       31, 1994       31, 1993
                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year................................   $    17.410    $    15.960    $    13.230    $    15.010    $    13.890
                                        -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income..............         0.365          0.370          0.373          0.373          0.405
  Net gains and
   losses on securities (both
   realized and unrealized)..........         3.778          2.321          3.586         (0.994)         1.529
                                        -----------    -----------    -----------    -----------    -----------
  Total from investment
   operations........................         4.143          2.691          3.959         (0.621)         1.934
                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income.................        (0.365)        (0.370)        (0.373)        (0.373)        (0.405)
  Dividends in excess of net
   investment income.................        (0.004)            --             --             --             --
  Distributions from capital
   gains.............................        (0.964)        (0.871)        (0.692)        (0.786)        (0.409)
  Distributions in excess of
   capital gains.....................            --             --             --             --             --
  Returns of capital.................            --             --         (0.164)            --             --
                                        -----------    -----------    -----------    -----------    -----------
  Total distributions................        (1.333)        (1.241)        (1.229)        (1.159)        (0.814)
                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of year.........   $    20.220    $    17.410    $    15.960    $    13.230    $    15.010
                                        ===========    ===========    ===========    ===========    ===========
Total Return(A)......................        24.09%         17.04%         30.13%         (4.21%)        14.03%
Ratios to Average Net Assets:
  Expenses(B)........................         1.25%          1.08%          1.08%          1.00%          1.00%
  Net investment income..............         1.92%          2.26%          2.45%          2.66%          2.83%
Portfolio Turnover Rate..............        15.80%         27.01%         57.62%         37.53%         66.15%
Average Commission Rate Paid(C)......   $    0.0652    $    0.0700
Net Assets, At End of Year...........   $49,933,635    $31,064,099    $22,171,326    $16,431,195    $14,360,086

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) Certain fees and expenses have been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.51% in 1997, 1.59% in 1996, 1.70% in 1995, 1.73% in 1994 and 1.93% in 1993.

(C) Effective in 1996, the Fund is required to disclose the average commission rate paid per share of equity securities purchased or sold.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout each year:

                                                             VAN ECK/CHUBB TAX-EXEMPT FUND
                                        -----------------------------------------------------------------------
                                           YEAR           YEAR           YEAR           YEAR           YEAR
                                           ENDED          ENDED          ENDED          ENDED          ENDED
                                         DECEMBER       DECEMBER       DECEMBER       DECEMBER       DECEMBER
                                         31, 1997       31, 1996       31, 1995       31, 1994       31, 1993
                                        -----------    -----------    -----------    -----------    -----------
Net asset value, beginning of
 year................................   $    12.150    $    12.330    $    11.220    $    12.580    $    11.740
                                        -----------    -----------    -----------    -----------    -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income..............         0.581          0.611          0.621          0.618          0.583
  Net gains and
   losses on securities (both
   realized and unrealized)..........         0.450         (0.137)         1.132         (1.360)         0.850
                                        -----------    -----------    -----------    -----------    -----------
  Total from investment
   operations........................         1.031          0.474          1.753         (0.742)         1.433
                                        -----------    -----------    -----------    -----------    -----------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net
   investment income.................        (0.581)        (0.611)        (0.621)        (0.618)        (0.583)
  Dividends in excess of net
   investment income.................            --             --             --             --             --
  Distributions from capital
   gains.............................        (0.036)        (0.043)        (0.010)            --         (0.004)
  Distributions in excess of
   capital gains.....................        (0.004)            --         (0.012)            --         (0.006)
  Returns of capital.................            --             --             --             --             --
                                        -----------    -----------    -----------    -----------    -----------
  Total distributions................        (0.621)        (0.654)        (0.643)        (0.618)        (0.593)
                                        -----------    -----------    -----------    -----------    -----------
Net asset value, end of year.........   $    12.560    $    12.150    $    12.330    $    11.220    $    12.580
                                        ===========    ===========    ===========    ===========    ===========
Total Return(A)......................         8.73%          4.00%         15.88%         (5.97%)        12.42%
Ratios to Average Net Assets:
  Expenses(B)........................         1.00%          0.98%          1.00%          1.00%          1.00%
  Net investment income..............         4.74%          5.00%          5.20%          5.21%          4.81%
Portfolio Turnover Rate..............        12.78%         16.29%          7.39%          8.37%          1.55%
Net Assets, At End of Year...........   $31,288,493    $15,061,382    $15,259,349    $13,973,939    $16,406,372

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.56% in 1997, 1.65% in 1996, 1.79% in 1995, 1.80% in 1994 and 1.97% in 1993.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout the year:

                                                       VAN ECK/CHUBB GROWTH AND INCOME FUND
                                  -------------------------------------------------------------------------------
                                     YEAR             YEAR             YEAR             YEAR             YEAR
                                     ENDED            ENDED            ENDED            ENDED            ENDED
                                   DECEMBER         DECEMBER         DECEMBER         DECEMBER         DECEMBER
                                   31, 1997         31, 1996         31, 1995         31, 1994         31, 1993
                                  -----------      -----------      -----------      -----------      -----------
Net asset value, beginning of
 year...........................  $    21.040      $    18.580      $    14.770      $    16.700      $    15.140
                                  -----------      -----------      -----------      -----------      -----------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income.........        0.096            0.250            0.204            0.247            0.277
  Net gains and losses on
   securities (both realized and
   unrealized)..................        5.286            3.931            5.042           (0.954)           2.039
                                  -----------      -----------      -----------      -----------      -----------
  Total from investment
   operations...................        5.382            4.181            5.246           (0.707)           2.316
                                  -----------      -----------      -----------      -----------      -----------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net investment
   income.......................       (0.096)          (0.250)          (0.204)          (0.247)          (0.277)
  Dividends in excess of net
   investment income............       (0.004)              --               --               --               --
  Distributions from capital
   gains........................       (1.762)          (1.471)          (0.885)          (0.976)          (0.479)
  Distributions in excess of
   capital gains................           --               --           (0.346)              --               --
  Returns of capital............           --               --           (0.001)              --               --
                                  -----------      -----------      -----------      -----------      -----------
  Total distributions...........       (1.862)          (1.721)          (1.436)          (1.223)          (0.756)
                                  -----------      -----------      -----------      -----------      -----------
Net asset value, end of year....  $    24.560      $    21.040      $    18.580      $    14.770      $    16.700
                                  ===========      ===========      ===========      ===========      ===========
Total Return(A).................       25.85%           22.50%           35.52%           (4.26%)          15.29%
Ratios to Average Net Assets:
  Expenses(B)...................        1.25%            1.06%            1.08%            1.00%            1.00%
  Net investment income.........        0.49%            1.29%            1.20%            1.66%            2.04%
Portfolio Turnover Rate.........       21.02%           44.50%           37.59%           46.17%           81.96%
Average Commission Rate
  Paid(C).......................  $    0.0681      $    0.0700
Net Assets, At End of Year......  $66,762,320      $40,281,849      $29,144,161      $18,679,228      $14,885,337

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

(B) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses of average net assets would have been 1.49% in 1997, 1.58% in 1996, 1.69% in 1995, 1.71% in 1994 and 1.92% in 1993.

(C) Effective in 1996, the Fund is required to disclose the average commission rate paid per share of equity securities purchased or sold.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout each period:

                                                     VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                            ---------------------------------------------------------
                                                                                       PERIOD FROM
                                               YEAR                 YEAR               SEPTEMBER 1,
                                               ENDED               ENDED             1995(E) THROUGH
                                             DECEMBER             DECEMBER               DECEMBER
                                             31, 1997             31, 1996               31, 1995
                                            -----------          ----------          ----------------
Net asset value, beginning of
 period............................         $    12.990          $   10.400             $   10.000
                                            -----------          ----------             ----------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income............               0.005               0.067                  0.037
  Net gains and losses on
   securities (both realized and
   unrealized).....................               3.565               2.796                  0.422
                                            -----------          ----------             ----------
  Total from investment
   operations......................               3.570               2.863                  0.459
                                            -----------          ----------             ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment
   income..........................              (0.005)             (0.067)                (0.037)
  Dividends in excess of net
   investment income...............              (0.005)                 --                     --
  Distributions from capital
   gains...........................              (0.960)             (0.206)                (0.022)
  Distributions in excess of
   capital gains...................                  --                  --                     --
  Returns of capital...............                  --                  --                     --
                                            -----------          ----------             ----------
  Total distributions..............              (0.970)             (0.273)                (0.059)
                                            -----------          ----------             ----------
Net asset value, end of period.....         $    15.590          $   12.990             $   10.400
                                            ===========          ==========             ==========
Total Return(A)....................              27.79%              27.53%                  4.60%
Ratios to Average Net Assets:
  Expenses(B)......................               1.25%               1.13%                  1.25%(D)
  Net investment income............               0.08%               0.86%                  1.38%(D)
Portfolio Turnover Rate............              50.67%              41.97%                  2.73%
Average Commission Rate Paid(C)....         $    0.0685          $   0.0700
Net Assets, At End of Period.......         $41,482,081          $6,440,571             $1,596,254

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(B) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.52% in 1997, 1.81% in 1996 and 2.50% in 1995.

(C) Effective in 1996, the Fund is required to disclose the average commission rate paid per share of equity securities purchased or sold.

(D) Annualized.

(E) Commencement of operations.

                       See notes to financial statements.

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS--(CONTINUED)
For a share outstanding throughout each period:

                                                       VAN ECK/CHUBB GLOBAL INCOME FUND
                                          ----------------------------------------------------------
                                                                                      PERIOD FROM
                                             YEAR                 YEAR                SEPTEMBER 1,
                                             ENDED                ENDED             1995(D) THROUGH
                                           DECEMBER             DECEMBER                DECEMBER
                                           31, 1997             31, 1996                31, 1995
                                          -----------          -----------          ----------------
Net asset value, beginning of
  period.........................         $    10.240          $    10.210            $     10.000
                                          -----------          -----------            ------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income..........               0.471                0.551                   0.116
  Net gains and losses on
   securities (both realized and
   unrealized)...................              (0.476)               0.030                   0.210
                                          -----------          -----------            ------------
  Total from investment
   operations....................              (0.005)               0.581                   0.326
                                          -----------          -----------            ------------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS
  Dividends from net investment
   income........................              (0.398)              (0.485)                 (0.116)
  Dividends in excess of net
   investment income.............                  --               (0.066)                     --
  Distributions from capital
   gains.........................              (0.084)                  --                      --
  Distributions in excess of
   capital gains.................              (0.040)                  --                      --
  Tax return of capital..........              (0.073)                  --                      --
                                          -----------          -----------            ------------
  Total distributions............              (0.595)              (0.551)                 (0.116)
                                          -----------          -----------            ------------
Net asset value, end of period...         $      9.64          $    10.240            $     10.210
                                          ===========          ===========            ============
Total Return(A)..................               0.02%                5.95%                   3.27%
Ratios to Average Net Assets:
  Expenses(B)....................               1.35%                1.23%                   1.75%(C)
  Net investment income..........               4.62%                5.49%                   4.48%(C)
Portfolio Turnover Rate..........             185.95%               80.70%                  14.16%
Net Assets, At End of Period.....         $52,087,567          $12,226,878            $ 10,705,562

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year have not been annualized.

(B) Certain fees and expenses had been subsidized during each of the periods. Had the fees not been waived and expenses not been assumed, the ratios of expenses to average net assets would have been 1.56% in 1997, 1.68% in 1996 and 2.14% in 1995.

(C) Annualized.

(D) Commencement of operations.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of seven funds (the "Funds"): Van Eck/Chubb Money Market Fund, Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Total Return Fund, Van Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Capital Appreciation Fund, and Van Eck/Chubb Global Income Fund.

At December 31, 1997, Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned:

                                                            DECEMBER 31, 1997     % OF
                                                              SHARES OWNED       SHARES
                                                            -----------------    ------
    Van Eck/Chubb Money Market Fund......................       3,933,934        41.81%
    Van Eck/Chubb Government Securities Fund.............       2,119,782        72.25%
    Van Eck/Chubb Total Return Fund......................         782,053        31.66%
    Van Eck/Chubb Tax-Exempt Fund........................       1,613,676        64.80%
    Van Eck/Chubb Growth and Income Fund.................         723,524        26.61%
    Van Eck/Chubb Capital Appreciation Fund..............       2,004,084        75.30%
    Van Eck/Chubb Global Income Fund.....................       5,306,519        98.19%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days, including all investments of the Van Eck/Chubb Money Market Fund, are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the period, the Funds do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from fluctuations in exchange rates.

Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions. At December 31, 1997, the Van Eck/Chubb Global Income Fund had the following open forward currency contracts:

                                                                               U.S.
                                                                              DOLLAR
   FOREIGN CURRENCY                            CURRENCY TO                   VALUE AT     NET UNREALIZED
  PURCHASE CONTRACT       SETTLEMENT DATE        RECEIVE          COST       12/31/97      DEPRECIATION
----------------------    ---------------     --------------    ---------    ---------    --------------
German deutschemarks          02/27/98         DEM 1,392,171     $777,814     $776,645       $ (1,169)
                                                                 ========     ========       ========

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

                                                                           U.S. DOLLAR     NET UNREALIZED
  FOREIGN CURRENCY                         CURRENCY TO                      VALUE AT        APPRECIATION
   SALE CONTRACTS      SETTLEMENT DATE       DELIVER          COST          12/31/97       (DEPRECIATION)
--------------------   ---------------     -----------     -----------     -----------     --------------
Australian dollar          02/27/98         AUD784,188     $   517,023     $   511,152       $    5,871
British pound              02/27/98         GBP949,557       1,554,478       1,562,331           (7,853)
                                                           -----------     -----------       ----------
                                                           $ 2,071,501     $ 2,073,483       $   (1,982)
                                                           ===========     ===========       ==========

Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

Dividends to Shareholders: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Money Market Fund and the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax basis treatment; temporary differences do not require reclassification. At December 31, 1997, certain Funds reclassified permanent differences within the capital accounts based on their tax basis treatment. Net assets were not affected by these reclassifications.

Federal Income Tax Status: It is the policy of the Company for each Fund to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, by distributing substantially all of its taxable earnings to its shareholders. Therefore, no Federal tax provision is required.

At December 31, 1997, the Van Eck/Chubb Government Securities Fund had $412,669 of accumulated realized losses expiring in 2002. These losses are available to be used to offset future realized capital gains.

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE B--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

Organization Costs: Costs incurred in connection with the initial organization of the Van Eck/Chubb Capital Appreciation Fund and the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

The cost of investment securities held at December 31, 1997, for Federal income tax purposes is the same as for financial reporting purposes. As of December 31, 1997, gross unrealized gains and losses were as follows:

                                                   GROSS          GROSS           NET
                                                UNREALIZED     UNREALIZED     UNREALIZED
                                                   GAINS         LOSSES       GAIN (LOSS)
                                                -----------    -----------    -----------
Van Eck/Chubb Government Securities Fund.....   $   608,740    $       344    $   608,396
Van Eck/Chubb Total Return Fund..............    10,294,233        934,142      9,360,091
Van Eck/Chubb Tax-Exempt Fund................     1,480,405              0      1,480,405
Van Eck/Chubb Growth and Income Fund.........    16,894,610      2,414,885     14,479,725
Van Eck/Chubb Capital Appreciation Fund......     3,139,774      2,393,902        745,872
Van Eck/Chubb Global Income Fund.............       301,000        633,363       (332,363)

Purchases and sales of investment securities for the year ended December 31, 1997, other than short-term obligations, were as follows:

                                                                              PROCEEDS
                                                                COST OF         FROM
                                                              INVESTMENT     INVESTMENT
                                                              SECURITIES     SECURITIES
                                                               PURCHASED        SOLD
                                                              -----------    -----------
Van Eck/Chubb Government Securities Fund...................   $24,647,937    $ 6,455,444
Van Eck/Chubb Total Return Fund............................    18,468,506      5,590,387
Van Eck/Chubb Tax-Exempt Fund..............................    17,319,148      2,220,890
Van Eck/Chubb Growth and Income Fund.......................    28,144,791     10,461,593
Van Eck/Chubb Capital Appreciation Fund....................    39,579,313      7,940,268
Van Eck/Chubb Global Income Fund...........................    61,861,088     25,667,392

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Each of the Funds has an existing investment management agreement with Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, and had an administrative agreement (through September 30, 1997) with Chubb Investment Advisory Corporation (the "prior Investment Administrator"), a wholly-owned subsidiary of Chubb Life.

Under the terms of the agreement, the Investment Manager is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. The prior Investment Administrator provided certain administrative services and facilities for the Company through September 30, 1997. Effective October 1, 1997, Van Eck Associates Corporation (the "current Investment Administrator") became Investment

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES--(CONTINUED)

Administrator for the Company under the same terms and conditions as the prior Investment Administrator.

The Company had a prior distribution agreement under the Investment Company Act of 1940 with Chubb Securities Corporation ("prior Distributor") through September 30, 1997. Effective October 1, 1997, the Company entered into the current distribution agreement with Van Eck Securities Corporation (the "current Distributor"), a wholly owned subsidiary of the current Investment Administrator. Under the terms of the agreements, for the year ended December 31, 1997 the prior and current Distributor received $462,598 in sales loads of which $410,124 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is .25% per annum of the average daily net assets of the Van Eck/Chubb Money Market Fund and .50% per annum of the average daily net assets of the Van Eck/Chubb Government Securities Fund, Van Eck/Chubb Total Return Fund, Van Eck/Chubb Tax-Exempt Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Capital Appreciation Fund and Van Eck/Chubb Global Income Fund.

Investment management fees, which compensate both the Investment Manager and the current Investment Administrator (from October 1, 1997 through December 31,
1997) are computed at the following annual percentages of average daily net asset value:

                                                           VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                                               VAN ECK/CHUBB TOTAL RETURN FUND
                                                                VAN ECK/CHUBB TAX-EXEMPT FUND
                                                            VAN ECK/CHUBB GROWTH AND INCOME FUND
                                   VAN ECK/CHUBB           VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                 MONEY MARKET FUND            VAN ECK/CHUBB GLOBAL INCOME FUND
                            ---------------------------    ---------------------------------------
AVERAGE DAILY               INVESTMENT     INVESTMENT          INVESTMENT           INVESTMENT
NET ASSETS                   MANAGER      ADMINISTRATOR         MANAGER           ADMINISTRATOR
                            ----------    -------------    ------------------   ------------------
First $200 Million.......      0.15%          0.35%              0.20%                0.45%
Next $1.1 Billion........      0.14%          0.31%              0.19%                0.41%
Over $1.3 Billion........      0.13%          0.27%              0.18%                0.37%

For the period from January 1, 1997, through September 30, 1997, the prior Investment Administrator was compensated at the same annual percentage of average daily net asset value indicated above.

Pursuant to an expense limitation agreement for the year ended December 31, 1997, the rate of expenses borne by the Funds were limited to 0.50% of the average daily net assets of the Van Eck/Chubb Money Market Fund, 1.00% of the average daily net assets of the Van Eck/Chubb Government Securities Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Total Return Fund, 1.00% of the average daily net assets of the Van Eck/Chubb Tax-Exempt Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Growth and Income Fund, 1.25% of the average daily net assets of the Van Eck/Chubb Capital Appreciation Fund, and 1.35% of the average daily net assets of the Van Eck/Chubb Global Income Fund. For the year ended December 31, 1997, the Investment Manager, the prior and current Investment Administrator and

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES--(CONTINUED)

the Distributor waived all or a portion of their fees. In addition, Chubb Life and Van Eck Associates Corporation assumed a portion of all other expenses.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                                                   VAN ECK/CHUBB MONEY MARKET FUND
                                    -------------------------------------------------------------
                                             YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 1997                DECEMBER 31, 1996
                                    ----------------------------     ----------------------------
                                      SHARES          DOLLARS          SHARES          DOLLARS
                                    -----------     ------------     -----------     ------------
Shares sold......................    12,985,547     $ 12,985,547      11,445,668     $ 11,445,668
Shares issued as reinvestment
 of dividends....................       420,222          420,222         394,000          394,000
Shares redeemed..................   (12,852,215)     (12,852,215)    (10,605,776)     (10,605,776)
                                    -----------     ------------     -----------     ------------
     Net increase................       553,554     $    553,554       1,233,892     $  1,233,892
                                    ===========     ============     ===========     ============

                                           VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                    ------------------------------------------------------
                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                    -------------------------     ------------------------
                                     SHARES         DOLLARS        SHARES        DOLLARS
                                    ---------     -----------     --------     -----------
Shares sold......................   2,006,126     $21,384,810      413,101     $ 4,317,205
Shares issued as reinvestment
 of dividends....................      78,935         888,170       62,283         649,238
Shares redeemed..................    (373,997)     (3,928,539)    (540,335)     (5,633,692)
                                    ---------     -----------     --------     -----------
     Net increase (decrease).....   1,711,064     $18,344,441      (64,951)    $  (667,249)
                                    =========     ===========     ========     ===========

                                               VAN ECK/CHUBB TOTAL RETURN FUND
                                    -----------------------------------------------------
                                           YEAR ENDED                   YEAR ENDED
                                       DECEMBER 31, 1997            DECEMBER 31, 1996
                                    ------------------------     ------------------------
                                     SHARES        DOLLARS        SHARES        DOLLARS
                                    --------     -----------     --------     -----------
Shares sold......................    971,037     $20,382,124      597,305     $ 9,864,163
Shares issued as reinvestment
 of dividends and
 distributions...................    145,823       2,792,442      115,858       1,997,200
Shares redeemed..................   (430,994)     (8,372,037)    (317,920)     (5,314,942)
                                    --------     -----------     --------     -----------
     Net increase................    685,866     $14,802,529      395,243     $ 6,546,421
                                    ========     ===========     ========     ===========

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE E--SHAREHOLDERS' TRANSACTIONS--(CONTINUED)

                                                VAN ECK/CHUBB TAX-EXEMPT FUND
                                    ------------------------------------------------------
                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                    -------------------------     ------------------------
                                     SHARES         DOLLARS        SHARES        DOLLARS
                                    ---------     -----------     --------     -----------
Shares sold......................   1,618,059     $20,040,183      345,568     $ 4,189,497
Shares issued as reinvestment
 of dividends and
 distributions...................      74,378         875,229       59,320         717,135
Shares redeemed..................    (441,704)     (5,409,165)    (403,013)     (4,869,610)
                                    ---------     -----------     --------     -----------
     Net increase................   1,250,733     $15,506,247        1,875     $    37,022
                                    =========     ===========     ========     ===========

                                             VAN ECK/CHUBB GROWTH AND INCOME FUND
                                    ------------------------------------------------------
                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                    -------------------------     ------------------------
                                     SHARES         DOLLARS        SHARES        DOLLARS
                                    ---------     -----------     --------     -----------
Shares sold......................   1,017,154     $26,246,838      632,505     $12,434,470
Shares issued as reinvestment
 of dividends and
 distributions...................     188,575       4,334,132      141,075       2,968,258
Shares redeemed..................    (401,518)     (9,677,335)    (428,191)     (8,484,459)
                                    ---------     -----------     --------     -----------
     Net increase................     804,211     $20,903,635      345,389     $ 6,918,269
                                    =========     ===========     ========     ===========

                                           VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                    ------------------------------------------------------
                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                    -------------------------     ------------------------
                                     SHARES         DOLLARS        SHARES        DOLLARS
                                    ---------     -----------     --------     -----------
Shares sold......................   2,137,853     $34,941,115      356,581     $ 4,046,795
Shares issued as reinvestment
 of dividends and
 distributions...................     139,585       2,040,444       10,013         130,064
Shares redeemed..................    (111,756)     (1,703,428)     (24,388)       (279,708)
                                    ---------     -----------     --------     -----------
     Net increase................   2,165,682     $35,278,131      342,206     $ 3,897,151
                                    =========     ===========     ========     ===========

NOTES TO FINANCIAL STATEMENTS
VAN ECK/CHUBB FUNDS, INC.
DECEMBER 31, 1997

NOTE E--SHAREHOLDERS' TRANSACTIONS--(CONTINUED)

                                               VAN ECK/CHUBB GLOBAL INCOME FUND
                                    ------------------------------------------------------
                                           YEAR ENDED                    YEAR ENDED
                                        DECEMBER 31, 1997            DECEMBER 31, 1996
                                    -------------------------     ------------------------
                                     SHARES         DOLLARS        SHARES        DOLLARS
                                    ---------     -----------     --------     -----------
Shares sold......................   4,153,429     $40,249,318       89,229     $   888,414
Shares issued as reinvestment
 of dividends and
 distributions...................     110,564       1,070,720       62,431         625,986
Shares redeemed..................     (53,640)       (527,298)      (6,369)        (64,324)
                                    ---------     -----------     --------     -----------
     Net increase................   4,210,353     $40,792,740      145,291     $ 1,450,076
                                    =========     ===========     ========     ===========

NOTE F--FUTURES CONTRACTS

As of December 31, 1997, the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized.

                                    EXPIRATION       NUMBER OF      CONTRACT       CURRENT        UNREALIZED
       LONG CONTRACTS:                 DATE          CONTRACTS       VALUE          VALUE        APPRECIATION
------------------------------    ---------------    ---------     ----------     ----------     ------------
 5 Year U.S. Treasury Note 8%     March 20, 1998         20        $2,153,750     $2,172,500       $ 18,750
10 Year U.S. Treasury Note 8%     March 20, 1998         40         4,428,000      4,486,250         58,250
20 Year U.S. Treasury Note 8%     March 20, 1998         26         3,060,688      3,132,188         71,500
                                                                                                   --------
                                                                                                   $148,500
                                                                                                   ========

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Van Eck/Chubb Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Van Eck/Chubb Funds, Inc. (the "Funds," comprising, respectively, the Money Market Fund, Government Securities Fund, Total Return Fund, Tax-Exempt Fund, Growth and Income Fund, Capital Appreciation Fund, and Global Income Fund), including the related schedules of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                              /s/ ERNST & YOUNG LLP


New York, New York
February 20, 1998

VAN ECK/CHUBB FUNDS, INC.
FEDERAL TAX NOTICE (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the following capital gain distributions paid by the Funds during the fiscal year December 31, 1997 are subject to maximum tax rates of 28% and 20% respectively.

                                                                28%            20%
                                                            -----------    -----------
     Van Eck/Chubb Capital Appreciation..................   $   524,620    $   463,359
     Van Eck/Chubb Global Income.........................       156,421        173,137
     Van Eck/Chubb Growth & Income.......................     1,398,340      2,957,169
     Van Eck/Chubb Tax-Exempt............................        45,756         40,038
     Van Eck/Chubb Total Return..........................       639,926      1,548,510

In addition, with respect to the Van Eck/Chubb Tax-Exempt Fund, $793,166 of the dividends paid during the fiscal year were federally exempt interest dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns was sent with your Form 1099 DIV which was mailed to you separately in January 1998.

VAN ECK/CHUBB FUNDS

Money Market Fund
Government Securities Fund
Total Return Fund
Tax-Exempt Fund
Growth and Income Fund
Capital Appreciation Fund
Global Income Fund

VAN ECK FAMILY OF FUNDS

Global Hard Assets Fund
International Investors Gold Fund
Gold/Resources Fund
Global Real Estate Fund
Emerging Markets Growth Fund
Asia Dynasty Fund
Global Balanced Fund
Global Income Fund
U.S. Government Money Fund

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information, such as charges and expenses, and which explains the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck/Chubb Fund, Van Eck Global Funds or Van Eck Gold and Money Funds prospectus, please call the number listed below. Please read the prospectus carefully before investing.

[VAN ECK CHUBB FUNDS LOGO]

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com

For account assistance please call (800) 541-2053               FR1998-0216-0028